UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10157

Franklin Global Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/18

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

**Annual Report
and Shareholder Letter**

July 31, 2018

Franklin Global Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The 12 months ended July 31, 2018, benefited from global economic expansion amid price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. Corporate earnings increased throughout the period, with many companies exceeding their earnings guidance and reporting increased sales and better operating profit margins. However, investor sentiment was dampened by Korean peninsula tensions, worries that central banks could raise interest rates due to strong economic growth, US trade conflict with China and other allies, and concerns about consumer data privacy. In this environment, stocks in global developed markets excluding the US and Canada ended the period with positive returns, as measured by the MSCI Europe, Australasia and Far East Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Global Trust’s annual report includes more detail about prevailing conditions and discussions about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Global Trust

This letter reflects our analysis and opinions as of July 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

The US economy grew during the 12-month period under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.3% in July 2017, as reported at the beginning of the 12-month period, to 3.9% at period-end.1 Annual inflation, as measured by the Consumer Price Index, increased from 1.7% in July 2017, as reported at the beginning of the period, to 2.9% at period-end.1

The US Federal Reserve (Fed) began reducing its balance sheet in October 2017 as part of its ongoing effort to normalize monetary policy. Furthermore, the Fed raised its target range for the federal funds rate three times during the period, to 1.75%–2.00%. At his congressional testimonies in February and July 2018, the new Fed Chair Jerome Powell indicated the Fed’s intention to gradually raise interest rates. The broad US stock market, as measured by the Standard & Poor’s® 500 Index, rose significantly for the 12-month period.

The global economy expanded during the period amid generally upbeat economic data across regions. In this environment, the MSCI All Country World Index, which measures performance of global developed and emerging market stocks, reached a new all-time high in January 2018 and generated a +11.55% total return for the 12 months ended July 31, 2018.2 Global markets were aided by price gains in oil and the European Central Bank’s (ECB’s) extension of its monetary easing program. Further supporting global stocks were the passage of the US tax reform bill, encouraging corporate earnings reports and investor optimism about global economic growth.

However, global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union (EU), as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, US trade disputes with its allies and China, and a broad sell-off in information technology stocks in March due to fears of tighter regulation in the sector arising from concerns about consumer data privacy. Near period-end, an overall easing of tensions in the Korean peninsula and a US-EU agreement to try to reduce trade barriers relieved investors. However, the escalating US-China trade dispute hindered global markets.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter but accelerated in the second quarter. In November, the Bank of England raised its key policy rate for the first time in a decade. The eurozone’s quarterly growth held steady in 2017’s fourth quarter but moderated in 2018’s first and second quarters. The ECB kept its benchmark interest rate unchanged during the period. However, at its October 2017 meeting, the ECB extended the time frame for its bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018. In June, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth declined in 2018’s first quarter but expanded in the second quarter as household and business spending grew. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures. China’s annual GDP moderated in 2018’s second quarter after growing at a stable rate in the previous two quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period but took measures to improve financial liquidity to mitigate the negative effects of the US-China trade dispute and support economic growth.

The foregoing information reflects our analysis and opinions as of July 31, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: US Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin International Growth Fund

We are pleased to bring you Franklin International Growth Fund’s annual report for the fiscal year ended July 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside of the US, including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside of the US or having a principal office in a country outside of the US, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the US.

Performance Overview

For the 12 months ended July 31, 2018, the Fund’s Class A shares delivered a +17.73% cumulative total return. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia and Far East (EAFE) (Net Dividends) Index, returned +6.40%.1 The MSCI EAFE (Net Dividends) Index measures global developed stock market performance excluding the US and Canada, taking into account the impact of foreign withholding taxes. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with

Geographic Composition

Based on Total Net Assets as of 7/31/18

sustainable business models that offer the most attractive combination of growth, quality and valuation.

Manager’s Discussion

Stock selection and overweightings in the industrials, materials and information technology (IT) sectors contributed to relative performance.2

In industrials, Germany-based airplane engine manufacturer MTU Aero Engines contributed to relative performance. The company has been seeing strong demand for both new engines and the maintenance of older engines. Danish logistics firm DSV also contributed to relative results due to improvements in Europe and benefits from the integration of a recent acquisition. UK-listed plumbing products supplier Ferguson also contributed due to strong growth in the US market.

In materials, Umicore, a Belgium-based clean technology materials company, boosted relative performance. Umicore has continued to benefit from strong demand for cathode materials used in electric vehicles. Netherlands-based nutritional

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. The industrials sector comprises aerospace and defense, machinery, professional services, road and rail, and trading companies and distributors in the SOI. The materials sector comprises chemicals in the SOI. The information technology sector comprises internet software and services; IT services; semiconductors and semiconductor equipment; and software in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 24.

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FRANKLIN INTERNATIONAL GROWTH FUND

Top 10 Sectors/Industries

7/31/18

% of Total Net Assets
Software	8.4%
Chemicals	8.4%
Internet Software & Services	7.9%
Health Care Equipment & Supplies	7.5%
Biotechnology	6.1%
Internet & Direct Marketing Retail	5.5%
Banks	5.4%
Pharmaceuticals	5.4%
Media	4.9%
Diversified Consumer Services	4.5%

ingredient manufacturer Koninklijke DSM also contributed due to strong underlying growth.

In IT, UK-based online food ordering and delivery firm Just Eat supported relative results due to stronger growth.

In other sectors, Japan-based online apparel retailer Start Today contributed to relative performance due to strong sales trends as more Japanese consumers purchase clothing online.

China-based TAL Education Group, a tutoring services provider, also supported relative results. We continue to believe the company’s earnings momentum should remain strong, given the Chinese education system’s heavy focus on testing and the company’s consistent approach to teaching. GN Store Nord, a hearing aid manufacturer, also contributed to relative results due to strong underlying growth on the adoption of new products.

Conversely, stock selection and an underweighting in the energy sector and stock selection in the consumer staples sector detracted from relative performance.3

In energy, John Wood Group, a UK-based oilfield services company, hindered relative performance. Despite current market challenges given weak capital spending in the sector, we believe the company should see increasing demand for its services as major oil companies begin spending more to help replace existing oil reserves over time. The company is also making progress integrating a recent acquisition.

Top 10 Holdings

7/31/18

Company Sector/Industry, Country	% of Total Net Assets
Alkermes PLC Biotechnology, U.S.	3.5%
Hikma Pharmaceuticals PLC Pharmaceuticals, U.K.	3.1%
MTU Aero Engines AG Aerospace & Defense, Germany	3.1%
MercadoLibre Inc. Internet Software & Services, Argentina	3.0%
Koninklijke DSM NV Chemicals, Netherlands	2.9%
Dollarama Inc. Multiline Retail, Canada	2.9%
Sophos Group PLC Software, U.K.	2.9%
InterXion Holding NV IT Services, Netherlands	2.9%
DSV AS Road & Rail, Denmark	2.8%
Start Today Co. Ltd. Internet & Direct Marketing Retail, Japan	2.8%

In consumer staples, UK-based household and personal care products maker Reckitt Benckiser Group detracted from relative performance.4

In other sectors, detractors included Alkermes, an Ireland-domiciled biopharmaceutical company, and Roche Holding,4 a Switzerland-based pharmaceuticals company, amid concerns about US drug pricing. Kroton Educacional, a Brazil-based provider of higher education, also hampered relative performance. Although results for its latest quarter came in largely as expected, the company warned that revenues and margins would be under pressure from a weak economic environment in Brazil, investment in new campuses, and a shift toward enrollment in less profitable K-12 schools after a recent acquisition. UK-based fashion retailer Boohoo Group also hurt relative results. Other detractors also included Italian wealth manager Azimut Holding,4 a result of political and electoral uncertainty in Italy weighing on the broader sector, as well as Canadian fund manager CI Financial and Belgian bank KBC Groep.

Regionally, stock selection and an underweighting in Europe, and stock selection and an overweighting in the UK, boosted

3. The energy sector comprises energy equipment and services in the SOI.

4. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL GROWTH FUND

relative performance. Conversely, an off-benchmark exposure to Brazil detracted from relative results.

Thank you for your continued participation in Franklin International Growth Fund. We look forward to serving your future investment needs.

Donald G. Huber, CFA

John Remmert
Coleen F. Barbeau, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

7/31/18

% of Total Net Assets
U.K.	27.2%
Germany	13.5%
Japan	7.4%
Canada	7.2%
U.S.	6.2%
Netherlands	5.9%
Denmark	5.6%
Belgium	5.4%
Australia	4.8%
Argentina	3.0%

John Remmert is a senior vice president and lead portfolio manager for the Franklin Equity Group. He is responsible for the management of global and non-US institutional equity portfolios. Prior to joining Franklin Templeton in 2002, Mr. Remmert was with Citibank Global Asset Management and the US Federal Reserve. He entered the financial services industry in 1987. Mr. Remmert holds an M.B.A. from the University of Chicago, a J.D. from Georgetown University, and a B.A. from Rutgers University.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN INTERNATIONAL GROWTH FUND

Performance Summary as of July 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 7/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+17.73%	+10.99%
5-Year	+51.44%	+7.37%
10-Year	+89.70%	+5.98%

Advisor
1-Year	+17.98%	+17.98%
5-Year	+53.52%	+8.95%
10-Year	+94.83%	+6.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (8/1/08–7/31/18)

Advisor Class (8/1/08–7/31/18)

See page 9 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL GROWTH FUND

PERFORMANCE SUMMARY

Distributions (8/1/17–7/31/18)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$ —	$0.1891	$0.1891
C	$ —	$0.1891	$0.1891
R	$0.0233	$0.1891	$0.2124
R6	$0.0983	$0.1891	$0.2874
Advisor	$0.0768	$0.1891	$0.2659

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.12%	1.48%
Advisor	0.87%	1.23%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 11/30/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the US and Canada. The Net Dividends Index reflects the deduction of withholding taxes on reinvested dividends.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Expenses Paid During Period 2/1/18–7/31/18[1,2]	Ending Account Value 7/31/18	Expenses Paid During Period 2/1/18–7/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$992.90	$5.24	$1,019.59	$5.31	1.06%
C	$1,000	$988.60	$8.92	$1,015.82	$9.05	1.81%
R	$1,000	$991.50	$6.37	$1,018.40	$6.46	1.29%
R6	$1,000	$994.80	$3.12	$1,021.67	$3.16	0.63%
Advisor	$1,000	$994.20	$4.01	$1,020.78	$4.06	0.81%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin International Small Cap Growth Fund

This annual report for Franklin International Small Cap Growth Fund covers the fiscal year ended July 31, 2018. Effective June 3, 2013, the Fund closed to new investors, with limited exceptions.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $5 billion (or the equivalent in local currencies), or the highest market capitalization of the MSCI Europe, Australasia and Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside of the US or having a principal office in a country outside of the US, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the US.

Performance Overview

For the 12 months ended July 31, 2018, the Fund’s Class A shares delivered a +4.32% cumulative total return. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia and Far East (EAFE) Small Cap (Net Dividends) Index, returned +9.22%.1 The MSCI EAFE Small Cap (Net Dividends) Index tracks small cap equity performance in global developed markets excluding the US and Canada, taking into account the impact of foreign withholding taxes. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

In choosing individual equity investments, we use a fundamental, bottom-up approach involving in-depth analysis

Geographic Composition

Based on Total Net Assets as of 7/31/18

of individual equity securities. We employ a quantitative and qualitative approach to identify smaller international companies that we believe have the potential to generate attractive performance with lower downside risk. Such companies tend to have proprietary products and services, which can sustain a longer-term competitive advantage, and they tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After we identify a company, we conduct a thorough analysis to establish its earnings prospects and determine its value. Overall, we seek to invest in growth companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential.

Although we seek to outperform the MSCI EAFE Small Cap (Net Dividends) Index, the Fund may take positions that are not represented in the index.

Manager’s Discussion

Stock selection and overweightings in the real estate, financials and industrials sectors detracted from relative performance.2

In real estate, Hong Kong-based Hang Lung Group detracted from relative results amid concerns about decreased traffic at its high-end malls following a corruption crackdown.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. The real estate sector comprises equity real estate investment trusts and real estate management and development in the SOI. The financials sector comprises capital markets and insurance in the SOI. The industrials sector comprises air freight and logistics, commercial services and supplies, machinery, marine, professional services, and trading companies and distributors in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 31.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Nonetheless, earnings and real estate valuations remained robust and we expect the shares to recover over time, narrowing their discount to net asset value.

Top 10 Sectors/Industries

7/31/18

% of Total Net Assets
Insurance	9.8%
Commercial Services & Supplies	8.0%
Real Estate Management & Development	7.4%
Marine	7.0%
Energy Equipment & Services	6.1%
Capital Markets	5.2%
Leisure Products	5.1%
Equity Real Estate Investment Trusts (REITs)	4.9%
Professional Services	4.5%
Tobacco	4.1%

In financials, Fairfax India Holdings, a Canada-based investment firm focused on India, detracted from relative performance amid concerns about emerging markets that arose late in the reporting period. Nonetheless, Fairfax India has been seeing strong asset growth in a number of its investments. US-listed reinsurers RenaissanceRe Holdings and Arch Capital Group detracted from relative results amid concerns about a slower-than-anticipated rise in pricing following several natural disasters in 2017.

In industrials, UK-based shipping broker Clarkson curbed relative performance after the company warned of weaker shipping trends given a softer global economy and the potential for a protracted trade war. Clarkson is a strong operator and remained profitable and cash flow positive despite a weak shipping environment in recent years. Moreover, the company has been able to gain market share in a fragmented ship broker market and has been making acquisitions to increase its worldwide footprint.

Elsewhere, Carpetright,3 a UK-based floor covering retailer, and Headlam Group, a UK-floor covering distributor, detracted from relative results amid ongoing competitive pressures and a sluggish UK spending environment. Liberty Latin America, a cable operator in Latin America, also weighed on relative performance as it suffered extensive disruption to its services in Puerto Rico following 2017’s hurricanes. John Wood Group, a UK-based oilfield services company, hindered relative

Top 10 Holdings
7/31/18

Company Sector/Industry, Country	% of Total Net Assets
Fairfax India Holdings Corp. Capital Markets, Canada	5.2%
Fairfax Financial Holdings Ltd. Insurance, Canada	4.7%
Bandai Namco Holdings Inc. Leisure Products, Japan	4.7%
Clarkson PLC Marine, U.K.	4.4%
Scandinavian Tobacco Group AS Tobacco, Denmark	4.1%
John Wood Group PLC Energy Equipment & Services, U.K.	4.0%
58.com Inc. Internet Software & Services, China	4.0%
Kennedy-Wilson Holdings Inc. Real Estate Management & Development, U.S.	3.9%
Elior Group SA Hotels, Restaurants & Leisure, France	3.9%
Grafton Group PLC Trading Companies & Distributors, U.K.	3.9%

performance as well. Despite the current market challenges given weak capital spending in the energy sector, we believe the company should see increasing demand for its services as major oil companies begin spending more to help replace existing oil reserves over time.

Conversely, stock selection in the information technology (IT) sector contributed to relative results.4

In IT, China-based online classifieds company 58.com contributed to relative performance. The company’s job listing business has remained robust, and it has been seeing steady business in real estate. We believe that given its large user base and merchant network, along with its hard-to-replicate database of local information, 58.com should benefit from its significant critical mass and the market’s substantial barriers to entry.

Elsewhere, Japanese toy and game manufacturer Bandai Namco Holdings supported relative results. The company posted strong earnings for its latest quarter on robust game sales, and it is planning to release a number of new mobile games that could support future growth. An improving economic environment in Europe helped Beneteau, a

3. Not held at period-end.

4. The information technology sector comprises internet software and services in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

France-based boat maker, and Dalata Hotel Group,3 an Ireland-based hotel operator, during the period. Japanese ad agency ASATSU-DK was also a contributor following a buyout.3

UK-based staffing firm PageGroup bolstered relative performance as the company’s business outside the UK has improved as the global economy remains relatively robust. Plastic packaging manufacturer RPC Group supported relative performance due to easing concerns about increased industry regulation. Canada-based insurer Fairfax Financial Holdings contributed to relative results due to the strength of its underlying insurance business, and we believe the company should benefit from firmer pricing for insurance. Kennedy-Wilson Holdings, a real estate investor with significant assets in Europe, was a relative contributor amid the recovery in regional property markets.

Top 10 Countries

7/31/18

% of Total Net Assets
U.K.	25.6%
U.S.	11.6%
Canada	9.9%
Denmark	7.9%
France	5.7%
Ireland	5.5%
Spain	4.9%
Japan	4.7%
Sweden	4.1%
China	4.0%

Regionally, stock selection in the UK, as well as off-benchmark exposure to North America, detracted from relative performance. An overweighting in emerging markets and stock selection in Japan contributed to relative results.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2018, the US dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-US currency exposure.

Thank you for your continued participation in Franklin International Small Cap Growth Fund. We look forward to serving your future investment needs.

Edwin Lugo, CFA Lead Portfolio Manager

Panjak Nevatia, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Pankaj Nevatia is a vice president, portfolio manager and research analyst for Franklin Equity Group. He participates in the management of the Franklin international small-cap and global small mid-cap strategies, including mutual funds and separate accounts, in addition to generalist research responsibilities for global small and mid-capitalization stocks. Prior to joining Franklin Templeton in 2010, Mr. Nevatia worked in the Global Growth Equities Division at AllianceBernstein and in equity research at Cowen and Company. He entered the financial services industry in 2004. Mr. Nevatia holds an M.B.A. from Fordham University, and a postgraduate diploma in computer applications and a B.Com from Bharathiar University in India. He is a Chartered Financial Analyst (CFA) charterholder.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Performance Summary as of July 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 7/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+4.32%	-1.68%
5-Year	+39.31%	+5.60%
10-Year	+137.47%	+8.39%

Advisor
1-Year	+4.51%	+4.51%
5-Year	+40.96%	+7.11%
10-Year	+143.11%	+9.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 17 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (8/1/08–7/31/18)

Advisor Class (8/1/08–7/31/18)

See page 17 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Distributions (8/1/17–7/31/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$1.2315	$0.1116	$0.4682	$1.8113
C	$1.0709	$0.1116	$0.4682	$1.6507
R	$1.1753	$0.1116	$0.4682	$1.7551
R6	$1.3071	$0.1116	$0.4682	$1.8869
Advisor	$1.2814	$0.1116	$0.4682	$1.8612

Total Annual Operating Expenses4

Share Class
A	1.38%
Advisor	1.14%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is intended for long-term investors who are comfortable with fluctuation in the value of their investment, especially over the short term. Smaller, relatively new and/or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing involves additional risks such as currency and market volatility, as well as political and social instability. Investments in emerging markets involve heightened risks relating to the same factors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Source: Morningstar. The MSCI EAFE Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of small cap equity securities of global developed markets excluding the US and Canada. The Net Dividends Index reflects the deduction of withholding taxes on reinvested dividends.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasource.com for additional data provider information.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 2/1/18	Value 7/31/18	2/1/18–7/31/18[1]	Value 7/31/18	2/1/18–7/31/18[1]	Ratio
A	$1,000	$925.20	$ 6.64	$1,017.90	$ 6.95	1.39%
C	$1,000	$922.10	$10.25	$1,014.08	$10.74	2.15%
R	$1,000	$924.10	$ 7.87	$1,016.61	$ 8.25	1.65%
R6	$1,000	$927.20	$ 4.83	$1,019.79	$ 5.06	1.01%
Advisor	$1,000	$926.30	$ 5.49	$1,019.09	$ 5.76	1.15%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN GLOBAL TRUST

Financial Highlights

Franklin International Growth Fund

	Year Ended July 31,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.18	$11.07	$11.16	$11.40	$10.45

Income from investment operations[a]:
Net investment income[b]	0.06	0.05	0.03	0.06	0.05
Net realized and unrealized gains (losses)	2.26	2.12	(0.12)	(0.20)	0.95

Total from investment operations	2.32	2.17	(0.09)	(0.14)	1.00

Less distributions from:
Net investment income	—	(0.06)	(—)[c]	(0.03)	(0.05)
Net realized gains	(0.19)	—	—	(0.07)	—

Total distributions	(0.19)	(0.06)	(—)[c]	(0.10)	(0.05)

Net asset value, end of year	$15.31	$13.18	$11.07	$11.16	$11.40

Total return[d]	17.73%	19.70%	(0.80)%	(1.13)%	9.56%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.27%	1.54%	1.65%	1.72%	1.70%
Expenses net of waiver and payments by affiliates	1.15% [e]	1.31% [e]	1.44% [e]	1.49%	1.49% [e]
Net investment income	0.43%	0.37%	0.25%	0.61%	0.48%

Supplemental data
Net assets, end of year (000’s)	$161,607	$185,680	$169,994	$182,825	$179,862
Portfolio turnover rate	58.36%	28.66%	27.27%	47.52%	29.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Year Ended July 31,
	2018	2017		2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.80	$10.77		$10.94	$11.22	$10.31

Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(0.04)		(0.05)	(0.01)	(0.02)
Net realized and unrealized gains (losses)	2.16	2.07		(0.12)	(0.20)	0.93

Total from investment operations	2.13	2.03		(0.17)	(0.21)	0.91

Less distributions from:
Net realized gains	(0.19)	—		—	(0.07)	—

Net asset value, end of year	$14.74	$12.80		$10.77	$10.94	$11.22

Total return[c]	16.76%	18.85%		(1.55)%	(1.84)%	8.83%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.02%	2.29%		2.40%	2.42%	2.40%
Expenses net of waiver and payments by affiliates	1.90% [d]	2.06%	[d]	2.19% [d]	2.19%	2.19%	[d]
Net investment income (loss)	(0.32)%	(0.38)%		(0.50)%	(0.09)%	(0.22)%

Supplemental data
Net assets, end of year (000’s)	$22,542	$8,702		$6,773	$7,179	$5,977
Portfolio turnover rate	58.36%	28.66%		27.27%	47.52%	29.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Year Ended July 31,
	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.16	$11.02	$11.15	$11.38	$10.41

Income from investment operations[a]:
Net investment income[b]	0.04	0.02	(—)[c]	0.04	0.03
Net realized and unrealized gains (losses)	2.22	2.13	(0.12)	(0.19)	0.95

Total from investment operations	2.26	2.15	(0.12)	(0.15)	0.98

Less distributions from:
Net investment income	(0.02)	(0.01)	(0.01)	(0.01)	(0.01)
Net realized gains	(0.19)	—	—	(0.07)	—

Total distributions	(0.21)	(0.01)	(0.01)	(0.08)	(0.01)

Net asset value, end of year	$15.21	$13.16	$11.02	$11.15	$11.38

Total return	17.34%	19.54%	(1.10)%	(1.31)%	9.44%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.49%	1.76%	1.90%	1.92%	1.90%
Expenses net of waiver and payments by affiliates	1.37% [d]	1.53% [d]	1.69% [d]	1.69%	1.69% [d]
Net investment income	0.21%	0.15%	(—)% [e]	0.41%	0.28%

Supplemental data
Net assets, end of year (000’s)	$1,086	$371	$295	$363	$222
Portfolio turnover rate	58.36%	28.66%	27.27%	47.52%	29.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

eRounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Year Ended July 31,
	2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.25	$11.15	$11.25	$11.48	$10.48

Income from investment operations[a]:
Net investment income[b]	0.12	0.08	0.07	0.15	0.11
Net realized and unrealized gains (losses)	2.26	2.15	(0.12)	(0.23)	0.94

Total from investment operations	2.38	2.23	(0.05)	(0.08)	1.05

Less distributions from:
Net investment income	(0.10)	(0.13)	(0.05)	(0.08)	(0.05)
Net realized gains	(0.19)	—	—	(0.07)	—

Total distributions	(0.29)	(0.13)	(0.05)	(0.15)	(0.05)

Net asset value, end of year	$15.34	$13.25	$11.15	$11.25	$11.48

Total return	18.15%	20.26%	(0.39)%	(0.62)%	10.05%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.85%	0.90%	1.01%	1.02%	1.02%
Expenses net of waiver and payments by affiliates	0.71% [c]	0.88% [c]	1.00% [c]	1.02% [d]	1.02% [c,d]
Net investment income	0.87%	0.80%	0.69%	1.08%	0.95%

Supplemental data
Net assets, end of year (000’s)	$83,292	$54,347	$122,862	$137,950	$29,132
Portfolio turnover rate	58.36%	28.66%	27.27%	47.52%	29.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Year Ended July 31,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.24	$11.13	$11.24	$11.47	$10.48

Income from investment operations[a]:
Net investment income[b]	0.10	0.08	0.05	0.10	0.09
Net realized and unrealized gains (losses)	2.26	2.13	(0.12)	(0.20)	0.95

Total from investment operations	2.36	2.21	(0.07)	(0.10)	1.04

Less distributions from:
Net investment income	(0.08)	(0.10)	(0.04)	(0.06)	(0.05)
Net realized gains	(0.19)	—	—	(0.07)	—

Total distributions	(0.27)	(0.10)	(0.04)	(0.13)	(0.05)

Net asset value, end of year	$15.33	$13.24	$11.13	$11.24	$11.47

Total return	17.98%	20.04%	(0.62)%	(0.76)%	9.91%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.02%	1.29%	1.40%	1.42%	1.40%
Expenses net of waiver and payments by affiliates	0.90% [c]	1.06% [c]	1.19% [c]	1.19%	1.19% [c]
Net investment income	0.68%	0.62%	0.50%	0.91%	0.78%

Supplemental data
Net assets, end of year (000’s)	$294,254	$147,926	$110,441	$126,130	$97,134
Portfolio turnover rate	58.36%	28.66%	27.27%	47.52%	29.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2018

Franklin International Growth Fund

	Country	Shares	Value

Common Stocks 96.2%
Aerospace & Defense 3.1%
MTU Aero Engines AG	Germany	82,000	$17,359,203

Auto Components 2.8%
Aptiv PLC	United States	160,000	15,691,200

Banks 5.4%
FinecoBank Banca Fineco SpA	Italy	1,320,000	15,515,913
[a,b] Irish Bank Resolution Corp. Ltd.	Ireland	11,500	—
KBC Groep NV	Belgium	195,000	14,998,014

			30,513,927

Biotechnology 6.1%
[a] Alkermes PLC	United States	445,000	19,513,250
CSL Ltd.	Australia	103,000	15,049,404

			34,562,654

Capital Markets 4.5%
CI Financial Corp.	Canada	565,000	9,872,732
Deutsche Boerse AG	Germany	115,000	15,158,600

			25,031,332

Chemicals 8.4%
Koninklijke DSM NV	Netherlands	155,000	16,522,588
Symrise AG	Germany	170,000	15,365,736
Umicore SA	Belgium	262,000	15,321,759

			47,210,083

Diversified Consumer Services 4.5%
Kroton Educacional SA	Brazil	4,300,000	12,938,185
[a] TAL Education Group, ADR	China	395,000	12,636,050

			25,574,235

Energy Equipment & Services 2.7%
John Wood Group PLC	United Kingdom	1,800,000	15,356,204

Health Care Equipment & Supplies 7.5%
Cochlear Ltd.	Australia	79,000	11,939,031
GN Store Nord A/S	Denmark	325,000	15,508,987
[a] LivaNova PLC	United Kingdom	135,000	14,867,550

			42,315,568

Internet & Direct Marketing Retail 5.5%
[a] Boohoo Group PLC	United Kingdom	5,800,000	15,321,019
Start Today Co. Ltd.	Japan	395,000	15,844,513

			31,165,532

Internet Software & Services 7.9%
[a] Just Eat PLC	United Kingdom	1,280,000	13,326,461
MercadoLibre Inc.	Argentina	49,000	16,802,590
[a] Shopify Inc., A	Canada	103,000	14,235,630

			44,364,681

IT Services 2.9%
[a] InterXion Holding NV	Netherlands	248,000	16,090,240

Machinery 2.6%
Weir Group PLC	United Kingdom	580,000	14,837,477

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STATEMENT OF INVESTMENTS

Franklin International Growth Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Media 4.9%
Ascential PLC	United Kingdom	2,500,000	$13,785,450
CyberAgent Inc.	Japan	260,000	13,649,942

			27,435,392

Multiline Retail 2.9%
Dollarama Inc.	Canada	455,000	16,439,883

Pharmaceuticals 5.4%
Hikma Pharmaceuticals PLC	United Kingdom	823,200	17,735,589
Santen Pharmaceutical Co. Ltd.	Japan	750,400	12,516,734

			30,252,323

Professional Services 2.8%
Experian PLC	United Kingdom	630,000	15,500,361

Road & Rail 2.8%
DSV AS	Denmark	189,000	15,854,580

Semiconductors & Semiconductor Equipment 2.3%
Infineon Technologies AG	Germany	485,000	12,854,020

Software 8.4%
The Sage Group PLC	United Kingdom	1,920,600	15,684,077
SAP SE	Germany	133,000	15,532,346
Sophos Group PLC	United Kingdom	2,555,900	16,201,036

			47,417,459

Trading Companies & Distributors 2.8%
Ferguson PLC	Switzerland	198,389	15,653,942

Total Common Stocks (Cost $426,133,959)			541,480,296

Short Term Investments (Cost $31,353,762) 5.6%

Money Market Funds 5.6%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.57%	United States	31,353,762	31,353,762

Total Investments (Cost $457,487,721) 101.8%			572,834,058
Other Assets, less Liabilities (1.8)%			(10,052,529)

Net Assets 100.0%			$562,781,529

See Abbreviations on page 47.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN GLOBAL TRUST

Financial Highlights

Franklin International Small Cap Growth Fund

	Year Ended July 31,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.61	$17.55	$19.92	$22.23	$19.70

Income from investment operations[a]:
Net investment income[b]	0.47	0.19	0.22	0.19	0.19
Net realized and unrealized gains (losses)	0.41	4.37	(1.98)	(0.48)	2.65

Total from investment operations	0.88	4.56	(1.76)	(0.29)	2.84

Less distributions from:
Net investment income	(1.23)	(0.18)	(0.24)	(0.29)	(0.11)
Net realized gains	(0.58)	(1.32)	(0.37)	(1.73)	(0.20)

Total distributions	(1.81)	(1.50)	(0.61)	(2.02)	(0.31)

Net asset value, end of year	$19.68	$20.61	$17.55	$19.92	$22.23

Total return[c]	4.32%	28.31%	(8.93)%	(0.17)%	14.48%

Ratios to average net assets
Expenses[d]	1.38%	1.38%	1.38%	1.36%	1.36%
Net investment income	2.32%	1.05%	1.14%	0.98%	0.89%

Supplemental data
Net assets, end of year (000’s)	$142,505	$161,355	$169,943	$212,890	$257,568
Portfolio turnover rate	26.98%	21.71%	21.93%	24.20%	16.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

26	Annual Report	| The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)

	Year Ended July 31,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.36	$17.32	$19.60	$21.94	$19.51

Income from investment operations[a]:
Net investment income[b]	0.32	0.05	0.07	0.05	0.02
Net realized and unrealized gains (losses)	0.39	4.33	(1.95)	(0.47)	2.63

Total from investment operations	0.71	4.38	(1.88)	(0.42)	2.65

Less distributions from:
Net investment income	(1.07)	(0.02)	(0.03)	(0.19)	(0.02)
Net realized gains	(0.58)	(1.32)	(0.37)	(1.73)	(0.20)

Total distributions	(1.65)	(1.34)	(0.40)	(1.92)	(0.22)

Net asset value, end of year	$19.42	$20.36	$17.32	$19.60	$21.94

Total return[c]	3.50%	27.39%	(9.66)%	(0.86)%	13.59%

Ratios to average net assets
Expenses[d]	2.14%	2.13%	2.15%	2.08%	2.11%
Net investment income	1.56%	0.30%	0.37%	0.26%	0.14%

Supplemental data
Net assets, end of year (000’s)	$19,184	$22,191	$22,699	$30,067	$35,484
Portfolio turnover rate	26.98%	21.71%	21.93%	24.20%	16.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)

	Year Ended July 31,
	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.66	$17.56	$19.88	$22.19	$19.65

Income from investment operations[a]:
Net investment income[b]	0.42	0.13	0.17	0.15	0.12
Net realized and unrealized gains (losses)	0.40	4.41	(1.98)	(0.48)	2.66

Total from investment operations	0.82	4.54	(1.81)	(0.33)	2.78

Less distributions from:
Net investment income	(1.18)	(0.12)	(0.14)	(0.25)	(0.04)
Net realized gains	(0.58)	(1.32)	(0.37)	(1.73)	(0.20)

Total distributions	(1.76)	(1.44)	(0.51)	(1.98)	(0.24)

Net asset value, end of year	$19.72	$20.66	$17.56	$19.88	$22.19

Total return	3.97%	28.07%	(9.20)%	(0.41)%	14.17%

Ratios to average net assets
Expenses[c]	1.64%	1.64%	1.64%	1.62%	1.62%
Net investment income	2.06%	0.79%	0.88%	0.72%	0.63%

Supplemental data
Net assets, end of year (000’s)	$3,450	$3,592	$4,735	$6,193	$9,320
Portfolio turnover rate	26.98%	21.71%	21.93%	24.20%	16.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

28	Annual Report	| The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)

	Year Ended July 31,
	2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.67	$17.61	$20.03	$22.32	$19.78

Income from investment operations[a]:
Net investment income[b]	0.56	0.27	0.30	0.27	0.28
Net realized and unrealized gains (losses)	0.40	4.37	(2.00)	(0.48)	2.65

Total from investment operations	0.96	4.64	(1.70)	(0.21)	2.93

Less distributions from:
Net investment income	(1.31)	(0.26)	(0.35)	(0.35)	(0.19)
Net realized gains	(0.58)	(1.32)	(0.37)	(1.73)	(0.20)

Total distributions	(1.89)	(1.58)	(0.72)	(2.08)	(0.39)

Net asset value, end of year	$19.74	$20.67	$17.61	$20.03	$22.32

Total return	4.70%	28.87%	(8.61)%	0.22%	14.89%

Ratios to average net assets
Expenses[c]	1.01%	0.99%	0.99%	0.99%	1.00%
Net investment income	2.69%	1.44%	1.53%	1.35%	1.25%

Supplemental data
Net assets, end of year (000’s)	$450,645	$492,010	$383,411	$387,070	$359,449
Portfolio turnover rate	26.98%	21.71%	21.93%	24.20%	16.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)

	Year Ended July 31,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.67	$17.59	$20.00	$22.30	$19.77

Income from investment operations[a]:
Net investment income[b]	0.52	0.23	0.25	0.24	0.25
Net realized and unrealized gains (losses)	0.40	4.39	(1.97)	(0.48)	2.65

Total from investment operations	0.92	4.62	(1.72)	(0.24)	2.90

Less distributions from:
Net investment income	(1.28)	(0.22)	(0.32)	(0.33)	(0.17)
Net realized gains	(0.58)	(1.32)	(0.37)	(1.73)	(0.20)

Total distributions	(1.86)	(1.54)	(0.69)	(2.06)	(0.37)

Net asset value, end of year	$19.73	$20.67	$17.59	$20.00	$22.30

Total return	4.51%	28.68%	(8.74)%	0.09%	14.74%

Ratios to average net assets
Expenses[c]	1.14%	1.14%	1.14%	1.12%	1.12%
Net investment income	2.56%	1.29%	1.38%	1.22%	1.13%

Supplemental data
Net assets, end of year (000’s)	$763,309	$749,573	$827,351	$1,300,759	$1,223,532
Portfolio turnover rate	26.98%	21.71%	21.93%	24.20%	16.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

30	Annual Report	| The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2018

Franklin International Small Cap Growth Fund

	Country	Shares	Value

Common Stocks 99.0%
Air Freight & Logistics 3.3%
Panalpina Welttransport Holding AG	Switzerland	317,499	$45,354,709

Capital Markets 5.2%
[a] Fairfax India Holdings Corp.	Canada	4,492,000	72,321,200

Commercial Services & Supplies 8.0%
Biffa PLC	United Kingdom	7,377,400	22,374,172
Elis SA	France	848,260	19,505,175
ISS AS	Denmark	1,385,100	51,790,412
[a] Serco Group PLC	United Kingdom	13,028,010	17,292,624

			110,962,383

Containers & Packaging 3.7%
RPC Group PLC	United Kingdom	4,742,200	50,729,730

Distributors 2.3%
[b] Headlam Group PLC	United Kingdom	5,372,888	32,307,618

Energy Equipment & Services 6.1%
[a] Borr Drilling Ltd.	Norway	6,004,875	28,435,731
John Wood Group PLC	United Kingdom	6,540,675	55,799,967

			84,235,698

Equity Real Estate Investment Trusts (REITs) 4.9%
Green REIT PLC	Ireland	17,042,181	30,018,396
Lar Espana Real Estate Socimi SA	Spain	3,516,610	37,428,545

			67,446,941

Food & Staples Retailing 3.3%
Total Produce PLC	Ireland	18,009,900	46,236,310

Food Products 2.7%
Cloetta AB, B	Sweden	11,664,600	37,122,995

Hotels, Restaurants & Leisure 3.9%
Elior Group SA	France	3,294,600	53,947,096

Insurance 9.8%
[a] Arch Capital Group Ltd.	United States	1,340,721	40,972,434
Fairfax Financial Holdings Ltd.	Canada	114,700	64,651,014
RenaissanceRe Holdings Ltd.	United States	221,600	29,217,960

			134,841,408

Internet & Direct Marketing Retail 1.4%
Dustin Group AB	Sweden	1,850,600	19,063,258

Internet Software & Services 4.0%
[a] 58.com Inc., ADR	China	821,000	55,220,460

Leisure Products 5.1%
Bandai Namco Holdings Inc.	Japan	1,605,900	64,129,716
Beneteau SA	France	375,319	6,171,961

			70,301,677

Machinery 2.2%
Zardoya Otis SA	Spain	3,149,108	30,128,548

Marine 7.0%
[b] Clarkson PLC	United Kingdom	1,798,229	60,202,821
[a,b] Diana Shipping Inc.	United States	8,027,750	36,124,875

			96,327,696

franklintempleton.com	Annual Report	31

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS

Franklin International Small Cap Growth Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Media 3.7%
[a] Liberty Latin America Ltd.	Chile	957,300	$18,533,328
[a] Liberty Latin America Ltd., A	Chile	1,690,100	32,247,108

			50,780,436

Metals & Mining 2.0%
Straits Trading Co. Ltd.	Singapore	18,223,100	27,451,486

Pharmaceuticals 0.5%
Haw Par Corp. Ltd.	Singapore	642,100	6,511,357

Professional Services 4.5%
PageGroup PLC	United Kingdom	5,576,566	43,819,021
SThree PLC	United Kingdom	4,069,860	18,006,986

			61,826,007

Real Estate Management & Development 7.4%
Hang Lung Group Ltd.	Hong Kong	16,144,000	47,717,675
Kennedy-Wilson Holdings Inc.	United States	2,593,758	54,209,542

			101,927,217

Tobacco 4.1%
Scandinavian Tobacco Group AS	Denmark	3,446,373	56,100,601

Trading Companies & Distributors 3.9%
Grafton Group PLC, units consisting of A shares and C shares	United Kingdom	5,308,432	53,385,916

Total Common Stocks (Cost $1,208,016,683)			1,364,530,747

		Principal Amount

Short Term Investments (Cost $14,000,000) 1.0%

Time Deposits 1.0%
Royal Bank Of Canada, 1.85%, 8/01/18	United States	$14,000,000	14,000,000

Total Investments (Cost $1,222,016,683) 100.0%			1,378,530,747
Other Assets, less Liabilities 0.0%†			560,809

Net Assets 100.0%			$1,379,091,556

See Abbreviations on page 47.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 8 regarding holdings of 5% voting securities.

32	Annual Report	| The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

Financial Statements

Statements of Assets and Liabilities

July 31, 2018

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$426,133,959	$1,091,538,554
Cost -Non-controlled affiliates (Note 3f and 8)	31,353,762	130,478,129

Value - Unaffiliated issuers	$541,480,296	$1,249,895,433
Value - Non-controlled affiliates (Note 3f and 8)	31,353,762	128,635,314
Cash	—	227,605
Receivables:
Investment securities sold	—	1,068,725
Capital shares sold	6,341,559	576,709
Dividends	743,666	2,435,038
European Union tax reclaims	47,417	971,518
Other assets	205	827

Total assets	579,966,905	1,383,811,169

Liabilities:
Payables:
Investment securities purchased	16,256,631	2,407,782
Capital shares redeemed	543,638	797,897
Management fees	225,928	1,102,012
Distribution fees	51,578	46,774
Transfer agent fees	28,305	206,670
Accrued expenses and other liabilities	79,296	158,478

Total liabilities	17,185,376	4,719,613

Net assets, at value	$562,781,529	$1,379,091,556

Net assets consist of:
Paid-in capital	$435,715,489	$1,235,705,896
Undistributed net investment income	2,522,510	—
Distributions in excess of net investment income	—	(27,974,475)
Net unrealized appreciation (depreciation)	115,334,544	156,492,402
Accumulated net realized gain (loss)	9,208,986	14,867,733

Net assets, at value	$562,781,529	$1,379,091,556

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

July 31, 2018

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund

Class A:
Net assets, at value	$161,607,411	$142,505,017

Shares outstanding	10,556,731	7,241,781

Net asset value per share[a]	$15.31	$19.68

Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.24	$20.88

Class C:
Net assets, at value	$22,541,796	$19,183,626

Shares outstanding	1,529,118	987,879

Net asset value and maximum offering price per share[a]	$14.74	$19.42

Class R:
Net assets, at value	$1,085,551	$3,449,820

Shares outstanding	71,369	174,896

Net asset value and maximum offering price per share	$15.21	$19.72

Class R6:
Net assets, at value	$83,292,312	$450,644,590

Shares outstanding	5,428,809	22,833,575

Net asset value and maximum offering price per share	$15.34	$19.74

Advisor Class:
Net assets, at value	$294,254,459	$763,308,503

Shares outstanding	19,199,908	38,679,146

Net asset value and maximum offering price per share	$15.33	$19.73

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34	Annual Report	| The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended July 31, 2018

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 6,185,986	$ 44,345,529
Non-controlled affiliates (Note 3f and 8)	174,418	7,832,534
Interest:
Unaffiliated issuers	—	321,292
Other income (Note 1c)	—	508,033

Total investment income	6,360,404	53,007,388

Expenses:
Management fees (Note 3a)	3,063,816	13,618,052
Distribution fees: (Note 3c)
Class A	326,730	387,553
Class C	142,925	212,953
Class R	2,801	18,098
Transfer agent fees: (Note 3e)
Class A	244,646	247,537
Class C	26,770	32,653
Class R	1,110	5,551
Class R6	15,109	79,611
Advisor Class	366,392	1,177,936
Custodian fees (Note 4)	41,803	180,052
Reports to shareholders	21,297	50,304
Registration and filing fees	102,551	104,961
Professional fees	70,219	101,267
Trustees’ fees and expenses	14,421	57,084
Other	20,770	41,797

Total expenses	4,461,360	16,315,409
Expense reductions (Note 4)	(169)	(1,248)
Expenses waived/paid by affiliates (Note 3f and 3g)	(498,597)	—

Net expenses	3,962,594	16,314,161

Net investment income	2,397,810	36,693,227

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	35,444,730	84,889,482
Non-controlled affiliates (Note 3f and 8)	—	(45,019,766)
Foreign currency transactions	78,197	(316,868)

Net realized gain (loss)	35,522,927	39,552,848

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	20,978,280	(41,426,595)
Non-controlled affiliates (Note 3f and 8)	—	30,627,004
Translation of other assets and liabilities denominated in foreign currencies	(35,132)	(31,926)

Net change in unrealized appreciation (depreciation)	20,943,148	(10,831,517)

Net realized and unrealized gain (loss)	56,466,075	28,721,331

Net increase (decrease) in net assets resulting from operations	$58,863,885	$ 65,414,558

*Foreign taxes withheld on dividends	$ 482,781	$ 3,034,218

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin International Growth Fund		Franklin International Small Cap Growth Fund

	Year Ended July 31,		Year Ended July 31,

	2018	2017	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 2,397,810	$ 1,939,134	$ 36,693,227	$ 16,874,048
Net realized gain (loss)	35,522,927	(3,156,816)	39,552,848	70,195,707
Net change in unrealized appreciation (depreciation)	20,943,148	62,884,538	(10,831,517)	240,225,188

Net increase (decrease) in net assets resulting from operations	58,863,885	61,666,856	65,414,558	327,294,943

Distributions to shareholders from:
Net investment income:
Class A	—	(841,402)	(9,363,942)	(1,425,763)
Class C	—	—	(1,102,389)	(25,457)
Class R	(735)	(295)	(196,983)	(24,719)
Class R6	(390,120)	(527,530)	(30,175,573)	(5,916,833)
Advisor Class	(887,066)	(949,579)	(45,382,451)	(7,468,726)
Net realized gains:
Class A	(1,015,218)	—	(4,408,619)	(10,725,449)
Class C	(152,224)	—	(596,849)	(1,533,621)
Class R	(5,964)	—	(97,175)	(283,306)
Class R6	(750,475)	—	(13,385,202)	(29,674,221)
Advisor Class.	(2,184,169)	—	(20,534,372)	(45,321,273)

Total distributions to shareholders	(5,385,971)	(2,318,806)	(125,243,555)	(102,399,368)

Capital share transactions: (Note 2)
Class A	(42,310,630)	(14,875,113)	(11,766,717)	(33,815,434)
Class C	12,201,180	687,333	(2,131,185)	(4,027,645)
Class R	651,154	16,119	6,437	(1,705,023)
Class R6	20,447,819	(75,081,157)	(21,574,001)	29,575,056
Advisor Class	121,288,828	16,565,815	45,664,816	(194,340,783)

Total capital share transactions	112,278,351	(72,687,003)	10,199,350	(204,313,829)

Net increase (decrease) in net assets	165,756,265	(13,338,953)	(49,629,647)	20,581,746
Net assets:
Beginning of year	397,025,264	410,364,217	1,428,721,203	1,408,139,457

End of year	$562,781,529	$397,025,264	$1,379,091,556	$1,428,721,203

Undistributed net investment income included in net assets:
End of year	$ 2,522,510	$ 1,324,424	$ —	$ 2,798,817

Distributions in excess of net investment income included in net assets:
End of year	$ —	$ —	$ (27,974,475)	$ —

36	Annual Report	| The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Franklin International Small Cap Growth Fund was closed to new investors with limited exceptions effective June 3, 2013.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

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1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

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Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of July 31, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2.  Shares of Beneficial Interest

At July 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin International Growth Fund		Franklin International Small Cap Growth Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended July 31, 2018
Shares sold	9,784,621	$143,206,376	955,860	$19,705,489
Shares issued in reinvestment of distributions	72,096	1,010,060	684,632	13,405,092
Shares redeemed	(13,385,509)	(186,527,066)	(2,226,384)	(44,877,298)

Net increase (decrease)	(3,528,792)	$(42,310,630)	(585,892)	$(11,766,717)

Year ended July 31, 2017
Shares sold	5,449,763	$62,616,764	796,265	$14,658,914
Shares issued in reinvestment of distributions	21,796	231,036	734,034	11,840,007
Shares redeemed	(6,744,103)	(77,722,913)	(3,387,572)	(60,314,355)

Net increase (decrease)	(1,272,544)	$(14,875,113)	(1,857,273)	$(33,815,434)

Class C Shares:
Year ended July 31, 2018
Shares sold	1,057,682	$15,193,412	47,765	$973,590
Shares issued in reinvestment of distributions	11,234	152,224	83,881	1,628,141
Shares redeemed	(219,449)	(3,144,456)	(233,854)	(4,732,916)

Net increase (decrease)	849,467	$12,201,180	(102,208)	$(2,131,185)

Year ended July 31, 2017
Shares sold	204,694	$2,385,416	57,747	$1,034,118
Shares issued in reinvestment of distributions	—	—	91,654	1,467,346
Shares redeemed	(153,658)	(1,698,083)	(370,069)	(6,529,109)

Net increase (decrease)	51,036	$687,333	(220,668)	$(4,027,645)

Class R Shares:
Year ended July 31, 2018
Shares sold	58,200	$877,018	43,438	$897,263
Shares issued in reinvestment of distributions	481	6,699	14,962	294,158
Shares redeemed	(15,492)	(232,563)	(57,420)	(1,184,984)

Net increase (decrease)	43,189	$651,154	980	$6,437

Year ended July 31, 2017
Shares sold	3,773	$43,390	29,482	$538,817
Shares issued in reinvestment of distributions	28	295	19,026	308,025
Shares redeemed	(2,356)	(27,566)	(144,248)	(2,551,865)

Net increase (decrease)	1,445	$16,119	(95,740)	$(1,705,023)

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	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended July 31, 2018
Shares sold	1,805,337	$27,141,141	1,684,517	$34,660,190
Shares issued in reinvestment of distributions	69,962	979,475	2,208,458	43,263,696
Shares redeemed	(546,938)	(7,672,797)	(4,864,253)	(99,497,887)

Net increase (decrease)	1,328,361	$20,447,819	(971,278)	$(21,574,001)

Year ended July 31, 2017
Shares sold	318,411	$3,760,600	5,386,087	$94,671,471
Shares issued in reinvestment of distributions	44,509	473,134	2,201,724	35,535,834
Shares redeemed	(7,281,023)	(79,314,891)	(5,555,198)	(100,632,249)

Net increase (decrease)	(6,918,103)	$(75,081,157)	2,032,613	$29,575,056

Advisor Class Shares:
Year ended July 31, 2018
Shares sold	8,845,618	$133,146,839	6,661,969	$135,690,295
Shares issued in reinvestment of distributions	151,034	2,114,473	3,054,312	59,895,053
Shares redeemed	(966,561)	(13,972,484)	(7,304,205)	(149,920,532)

Net increase (decrease)	8,030,091	$121,288,828	2,412,076	$45,664,816

Year ended July 31, 2017
Shares sold	2,984,830	$36,087,649	7,102,289	$127,985,896
Shares issued in reinvestment of distributions	6,201	65,975	3,058,640	49,397,037
Shares redeemed	(1,741,768)	(19,587,809)	(20,925,836)	(371,723,716)

Net increase (decrease)	1,249,263	$16,565,815	(10,764,907)	$(194,340,783)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.  Transactions with Affiliates (continued)

a.  Management Fees

Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.760%	Up to and including $500 million
0.740%	Over $500 million, up to and including $1 billion
0.720%	Over $1 billion, up to and including $1.5 billion
0.700%	Over $1.5 billion, up to and including $6.5 billion
0.675%	Over $6.5 billion, up to and including $11.5 billion
0.655%	Over $11.5 billion, up to and including $16.5 billion
0.635%	Over $16.5 billion, up to and including $19 billion
0.615%	Over $19 billion, up to and including $21.5 billion
0.600%	In excess of $21.5 billion

For the year ended July 31, 2018, the gross effective investment management fee rate was 0.759% of the Fund’s average daily net assets.

Franklin International Small Cap Growth Fund pays an investment management fee to Advisers of 0.950% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin International Small Cap Growth Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with FT Institutional and Advisers, FT Services provides administrative services to the Funds. The fee is paid by FT Institutional and Advisers based on each of the Fund’s average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund

Reimbursement Plans:
Class A	0.35%	0.35%

Compensation Plans:
Class C	1.00%	1.00%
Class R	0.50%	0.50%

The Board has set the current rate at 0.25% per year for Class A shares, until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$162,593	$11,097

CDSC retained	$ 2,112	$ 911

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Transfer agent fees	$383,988	$656,582

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3.  Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended July 31, 2018, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin International Growth Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.57%	12,826,423	194,314,597	(175,787,258)	31,353,762	$31,353,762	$174,418	$ —	$ —

g.  Waiver and Expense Reimbursements

Effective February 1, 2018, FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin International Growth Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.86%, and Class R6 does not exceed 0.63% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to February 1, 2018, expenses for Class A, Class C, Class R and Advisor Class were limited to 1.00% and Class R6 was limited to 0.77%. Prior to December 1, 2017, expenses for Class R6 were limited to 0.82%.

h.  Other Affiliated Transactions

At July 31, 2018, one or more of the funds in Franklin Fund Allocator Series owned 18.8% of Franklin International Small Cap Growth Fund’s outstanding shares.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended July 31, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

During the year ended July 31, 2018, Franklin International Growth Fund utilized $20,418,669 of capital loss carryforwards.

The tax character of distributions paid during the years ended July 31, 2018 and 2017, was as follows:

	Franklin International Growth Fund		Franklin International Small Cap Growth Fund
	2018	2017	2018	2017

Distributions paid from:
Ordinary income	$1,277,910	$2,318,806	$ 93,732,341	$ 80,820,430

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	Franklin International Growth Fund		Franklin International Small Cap Growth Fund

	2018	2017	2018	2017

Long term capital gain	4,108,061	—	31,511,214	21,578,938

	$5,385,971	$2,318,806	$125,243,555	$102,399,368

At July 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund

Cost of investments	$459,768,549	$1,268,107,821

Unrealized appreciation	$122,908,471	$241,017,033
Unrealized depreciation	(9,842,962)	(130,594,107)

Net unrealized appreciation (depreciation)	$113,065,509	$110,422,926

Distributable earnings:
Undistributed ordinary income	$4,263,375	$32,020,605
Undistributed long term capital gains	9,699,348	—

Total distributable earnings	$13,962,723	$32,020,605

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

The Funds utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from net investment income and/or realized capital gains.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2018, were as follows:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Purchases	$326,640,859	$379,819,009
Sales	$227,169,743	$520,908,569

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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8.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended July 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Franklin International Small Cap Growth Fund

Non-Controlled Affiliates
Carpetright PLC	6,064,925	—	(6,064,925)	—	$—		$—	$(55,686,303)	$43,358,294
Clarkson PLC	1,798,229	—	—	1,798,229	60,202,821		1,752,279	—	(3,192,603)
Diana Shipping Inc	7,909,500	118,250	—	8,027,750	36,124,875		—	—	5,040,594
Headlam Group PLC	5,372,888	—	—	5,372,888	32,307,618		1,775,042	—	(9,375,632)
Irish Residential Properties REIT PLC	28,014,700	—	(28,014,700)	—	—		827,519	10,232,321	(5,203,649)
Lar Espana Real Estate Socimi SA	6,357,210	—	(2,840,600)	3,516,610	—	[a]	3,477,694	434,216	— [a]

Total Affiliated Securities (Value is 9.3% of Net Assets)					$128,635,314		$7,832,534	$(45,019,766)	$30,627,004

aAs of July 31, 2018, no longer an affiliate.

9.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended July 31, 2018, the Funds did not use the Global Credit Facility.

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2018, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Franklin International Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments	$541,480,296	$—	$	—[b]	$541,480,296
Short Term Investments	31,353,762	—		—	31,353,762

Total Investments in Securities	$572,834,058	$—		$—	$572,834,058

Franklin International Small Cap Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments	$1,364,530,747	$—		$—	$1,364,530,747
Short Term Investments	—	14,000,000		—	14,000,000

Total Investments in Securities	$1,364,530,747	$14,000,000		$—	$1,378,530,747

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes securities determined to have no value at July 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Funds’ Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Funds’ Prospectus.

Abbreviations

Selected Portfolio
ADR American Depositary Receipt
REIT Real Estate Investment Trust

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Global Trust and Shareholders of Franklin International Growth Fund and Franklin International Small Cap Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin International Growth Fund and Franklin International Small Cap Growth Fund (the “Funds”) as of July 31, 2018, the related statements of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2018 and each of the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

September 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended July 31, 2018:

Franklin International Growth Fund	Franklin International Small Cap Growth Fund

$4,313,185	$31,815,232

Under Section 871(k)(2)(C) of the Internal Revenue Code, Franklin International Small Cap Growth Fund hereby reports the maximum amount allowable but no less than $9,094,068 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended July 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended July 31, 2018.

Franklin International Growth Fund	Franklin International Small Cap Growth Fund

$6,071,753	$27,853,164

Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2017, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 14, 2017, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Funds, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Franklin International Growth Fund
Class A	$0.0395	$0.0385	$0.0366
Class C	$0.0395	$0.0730	$0.0694
Class R	$0.0395	$0.1097	$0.1043
Class R6	$0.0395	$0.1747	$0.1662
Advisor Class	$0.0395	$0.1564	$0.1488
Franklin International Small Cap Growth Fund
Class A	$0.0168	$0.3910	$0.2404
Class C	$0.0168	$0.3330	$0.2048
Class R	$0.0168	$0.3666	$0.2253
Class R6	$0.0168	$0.4196	$0.2578
Advisor Class	$0.0168	$0.4089	$0.2514

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

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TAX INFORMATION (UNAUDITED)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.

In February 2018, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

At July 31, 2018, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. The Funds elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2018 distribution date, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Global Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Global Trust and to vote on the following proposals: for each Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and for each Fund, to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Global Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson and (ii) the proposals to use a “manager of managers” structure and to approve the amended fundamental investment restriction regarding investments in commodities were approved by shareholders of each Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	123,597,479	3,571,398

Terrence J. Checki	123,690,572	3,478,306

Mary C. Choksi	123,243,714	3,925,163

Edith E. Holiday	121,178,523	5,990,354

Gregory E. Johnson	123,694,217	3,474,660

Rupert H. Johnson, Jr.	123,621,068	3,547,808

J. Michael Luttig	123,705,401	3,463,476

Larry D. Thompson	123,162,505	4,006,372

John B. Wilson	123,573,690	3,595,187

Total Trust Shares Outstanding*: 162,995,191

* As of the record date.

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin International Growth Fund

Shares

For	22,171,821

Against	124,536

Abstain	85,062

Broker Non-Votes	2,702,652

Total Fund Shares Voted	25,084,068

Total Fund Shares Outstanding*	29,790,993

Franklin International Small Cap Growth Fund

Shares

For	46,371,981

Against	2,229,613

Abstain	764,799

Broker Non-Votes	10,292,879

Total Fund Shares Voted	59,659,273

Total Fund Shares Outstanding*	68,785,113

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin International Growth Fund

Shares

For	22,194,974

Against	96,103

Abstain	90,339

Broker Non-Votes	2,702,652

Total Fund Shares Voted	25,084,068

Total Fund Shares Outstanding*	29,790,993

Franklin International Small Cap Growth Fund

Shares

For	46,371,981

Against	2,229,613

Abstain	764,799

Broker Non-Votes	10,292,879

Total Fund Shares Voted	59,659,273

Total Fund Shares Outstanding*	68,785,113

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136

Avis Budget Group Inc. (car rental)

(2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN GLOBAL TRUST

Franklin International Growth Fund

Franklin International Small Cap Growth Fund

(each a Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of Franklin Global Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Templeton Institutional, LLC (FTI LLC) and the Trust, on behalf of the Franklin International Growth Fund, the investment management agreement between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of the Franklin International Small Cap Growth Fund and the investment sub-advisory agreement between FAI and FTI LLC on behalf of the Franklin International Small Cap Growth Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. FTI LLC and FAI are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by each

Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the

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FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2017. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin International Growth Fund - The Performance Universe for this Fund included the Fund and all retail and institutional international multi-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-and five-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting that the Fund has been in operation for less than 10 years.

Franklin International Small Cap Growth Fund - The Performance Universe for this Fund included the Fund and all retail and institutional international small-/mid-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. The Board further noted management’s explanation of the reasons for the Fund’s underperformance, which included stock selection. The Board concluded that the Fund’s performance was acceptable, noting that the Fund’s long-term 10-year performance was in the first quintile (the best) of its Performance Universe and that the Fund is currently closed to new investors. The Board further noted that the Fund’s annualized total return for the one-year period, while below the median, exceeded 34%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for: (i) Class A shares for the Franklin International Growth Fund and for Class A shares and Investor Class shares for certain other funds in the Expense Group, and (ii) Advisor Class shares for the Franklin International Small Cap Growth Fund and for Advisor Class shares, Institutional Class shares and Class I shares for certain other funds in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin International Growth Fund - The Expense Group for this Fund included the Fund and 13 other international multi-cap growth funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

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FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

Franklin International Small Cap Growth Fund - The Expense Group for this Fund included the Fund and ten other international small-/mid-cap growth funds. The Board noted that the Management Rate for the Fund was below the median of its Expense Group, but its actual total expense ratio was slightly above the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that FTI LLC, as sub-adviser to the Fund, is paid by FAI out of the management fee FAI receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, Pricewaterhouse-Coopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints for the Franklin International Growth Fund, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Managers’ view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Managers incur across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by a Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

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FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Global Trust
Investment Managers
Franklin Advisers, Inc.
Franklin Templeton Institutional, LLC
Subadvisor
Franklin Templeton Institutional, LLC
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	FGT3 A 09/18

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
July 31, 2018

Franklin Emerging Market Debt Opportunities Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit ftinstitutional.com for fund updates, to access your account, or to find investment insights.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Annual Report

Franklin Emerging Market Debt Opportunities Fund

We are pleased to bring you Franklin Emerging Market Debt Opportunities Fund’s annual report for the fiscal year ended July 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks high total return through investing at least 80% of its net assets in debt securities of emerging market countries—mainly securities issued by sovereign and subsovereign government entities, but also including securities issued by corporate entities that are controlled by a sovereign entity, and corporate emerging markets debt.

Performance Overview

The Fund delivered a +4.04% cumulative total return for the 12 months under review. In comparison, the Fund’s first benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, generated a total return of +0.07%,1 and the Fund’s second benchmark, the JPM Government Bond Index-Emerging Markets (GBI-EM) Broad Diversified Index (US$ Unhedged), which tracks local currency bonds issued in emerging markets, had a -2.31% total return.2 Also for comparison, the Fund’s third benchmark, the ICE Bank of America Merrill Lynch (BofAML) Emerging Markets Corporate Plus Index (EMCB) (100% US$ Hedged), which tracks the performance of US dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and Eurobond markets, posted a +0.42% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to

Portfolio Composition*

Based on Total Net Assets as of 7/31/18

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes securities determined to have no value at 7/31/18.

***Rounds to less than 0.1%.

ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Economic and Market Overview

World economic growth remained robust in 2017. Near the end of 2017, however, the Trump administration started to act more decisively on some of its key policy objectives, domestically as well as internationally. These actions significantly impacted emerging-market (EM) bonds.

Domestically, President Trump’s December tax cut gave a boost to the US economy, but also, in our opinion, increased the risk that the economy might overheat and that the national debt might balloon. The strengthening US economy contributed

1. Source: Morningstar.

2. Source: J.P. Morgan.

The indexes are unmanaged and include reinvested interest. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 11.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

to a rise in 10-year US Treasury yields, from 2.40% at the end of December to 2.87% at the end of February.

The Federal Reserve (Fed) hiked its key policy rate three times during the review period, in December, March and June. President Trump’s tax cut and the Fed’s announcements fueled investor speculation that rates might rise faster than predicted at the beginning of 2018. This helped lift the yield on 10-year US Treasuries to more than 3.00% in May, for the first time since early 2014.

Internationally, President Trump announced tariffs on steel and aluminum in early March, which hit several US trading partners. Later in the month, he followed these up with tariffs specifically aimed at China. Tit-for-tat retaliatory measures continued for the remainder of the review period, and led several observers, most notably the International Monetary Fund (IMF), to warn of potential repercussions for world growth.

Oil prices rose from around US$53 per barrel of Brent Crude in mid-2017 to just under US$75 at the end of July, which helped the fortunes of many EM countries that are net commodity exporters. In November, the Organization of the Petroleum Exporting Countries (OPEC) extended the supply cuts it enacted in 2016. Continued tension between Saudi Arabia and Iran, the prospect of new US sanctions on Iran, lower oil reserves, and lower supplies from Venezuela also boosted prices.

In March, Saudi Arabia announced that it is working on a long-term agreement with Russia, which we believe could effectively integrate Russia within OPEC and reduce oil price volatility. Commodity prices stalled somewhat as the 12-month review period drew to a close, as the prospect of a trade war moderated expectations for world growth.

Country-specific stories generated mainly negative headlines during the period under review. Venezuela defaulted and its incumbent government won a snap election. Political pressure on Turkey’s central bank weighed on the value of the lira. Argentina’s peso also came under pressure, but the IMF put together a substantial support package. South Africa’s credit rating was downgraded by independent credit rating agency Standard & Poor’s, but the installation of Cyril Ramaphosa as the country’s new president brought fresh hope.

World economic growth has tapered off somewhat in 2018, but EM economies continue to grow more quickly than their advanced peers. EM bond valuations, meanwhile, have declined significantly since the beginning of the year.

Geographic Composition*
7/31/18

Country	% of Total Net Assets
Ukraine	7.2%
Argentina	6.1%
Iraq	5.9%
South Africa	5.5%
Mexico	4.6%
Colombia	4.6%
Turkey	3.9%
Nigeria	3.8%
Ghana	3.8%
Angola	3.8%
Uruguay	3.6%
Georgia	3.3%
Chad	2.8%
Brazil	2.7%
El Salvador	2.7%
Tunisia	2.4%
Armenia	2.1%
Ethiopia	2.0%
Kenya	1.9%
Cameroon	1.8%
Russia	1.7%
Azerbaijan	1.6%
Gabon	1.6%
Other	16.9%
Short-Term Investments & Other Net Assets**	3.7%

*Figures reflect certain derivatives held in the portfolio (or their underlying referenceassets) and may not total 100% or may be negative due to rounding, use of anyderivatives, unsettled trades or other factors. May differ from the Consolidated SOIdue to the underlying currency exposure on pass-thru notes and currency forwardcontracts, and include the effects of interest receivable balances.

**Short-term securities denomiated in US Dollar.

Hard currency-denominated EM sovereign bonds posted a +0.07% total return during the review period, as measured by the JPM EMBI Global Diversified Index.1 US 10-year Treasury yields rose by 66 basis points (bps) during the 12 months under review. The EMBI Global Diversified Index’s spread over US Treasuries, on a yield-to-worst basis, rose by 23 bps.

Local-currency sovereign EM bonds had a -2.31% total return, as measured by the JPM GBI-EM Broad Diversified (US$ Unhedged).2 Local-currency yields rose and EM currencies mostly weakened, relative to the US dollar.

US dollar- and euro-denominated EM corporate bonds posted a +0.42% total return, as measured by the ICE BofAML EMCB Index (100% US$ Hedged).1

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Investment Strategy

Our portfolio construction process can be summarized in three integral steps—country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up, research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark index, there is no requirement to hold issues from any one country. The next decision is whether to take exposure in the form of “hard currency” or local currency instruments. Hard currencies are typically currencies of economically and politically stable industrialized nations. The last decision concerns security selection. This depends on a number of factors, including the type of the issue’s coupon (fixed or floating).

Manager’s Discussion

During the reporting period, a position in defaulted US-dollar notes issued by Ukraine’s City of Kyiv was a major contributor to the Fund’s performance. At the end of 2017, we agreed with Kyiv to exchange these notes into new ones, on terms that we consider better than the terms of a restructuring involving other investors two years ago. Since then, the notes have performed significantly better than the broader market, although the restructuring has not been finalized yet.

The Fund’s holding of Salvadoran US-dollar bonds also added to returns, mainly because of their strong performance early during the review period. In mid-2017, El Salvador’s politicians agreed on how to reform the nation’s pension system and address their government’s 2017 budget deficit. Both issues had divided government and opposition for most of the year and had led to a temporary technical default in April.

The Fund’s position in bonds of two Nigerian banks also added to returns. These banks’ operating environment has improved significantly since 2017, in part because of the Nigerian central bank’s new liquidity window. This trend has allowed some banks to tap international markets, and it has boosted secondary markets in their bonds. In addition, oil prices continued to rise in the first half of 2018, which has boosted the Nigerian economy.

By contrast, the Fund’s exposure to the weaker Turkish lira was a major detractor from returns. Pressure on the Turkish lira increased as inflation rose, but President Recep Tayyip Erdoğan opposed raising interest rates. This stance raised investors’ doubts about the central bank’s independence. Further weakness manifested itself in the run-up to the

Currency Composition*
7/31/18
% of Total Net Assets
U.S. Dollar	67.7%
South African Rand	3.9%
Mexican Peso	3.6%
Uruguayan Peso	3.6%
Colombian Peso	3.5%
Ghanaian Cedi	2.5%
Turkish Lira	2.3%
Argentine Peso	2.0%
Kenyan Shilling	2.0%
Egyptian Pound	1.3%
Georgian Lari	1.2%
Peruvian Nuevo Sol	1.1%
Dominican Peso	1.0%
Kazakhstani Tenge	1.0%
Russian Ruble	1.0%
Indonesian Rupiah	0.9%
Brazilian Real	0.6%
Ugandan Shilling	0.6%
Azerbaijan Manat	0.4%
Japanese Yen	-0.1%
Euro	-0.1%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. May differ from the Consolidated SOI due to the underlying currency exposure on pass-thru notes and currency forward contracts, and include the effects of interest receivable balances.

country’s June elections. Erdoğan won these elections more convincingly than expected, putting in place a presidential system of government with less power for parliament.

At the security level, Venezuelan US-dollar bonds were a major detractor from the Fund’s performance. The country’s government defaulted in late 2017 but, for technical reasons, prices for these bonds rebounded somewhat in early 2018. They fell for most of 2018, however, as US sanctions expanded, President Nicolás Maduro was re-elected and Venezuela’s oil infrastructure crumbled.

A position in US-dollar bonds issued by Russian property firm O1 Properties also detracted from returns. In late 2017, questions were raised about certain business dealings between

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

recently nationalized Bank Otkritie and O1 Group, the parent company of O1 Properties. Because of the resulting financial distress, we believe O1 Group may need to relinquish its controlling stake in O1 Properties. However, a change of control provision in O1 Properties’ eurobonds means that this might constitute an event of default unless the bondholders waive the change of control.

Top 10 Holdings*
7/31/18

Issue Sector, Country	% of Total Net Assets
Government of South Africa Foreign Government & Agency Securities, South Africa	3.8%
Government of Iraq** Foreign Government & Agency Securities, Iraq	3.8%
Government of Uruguay Foreign Government & Agency Securities, Uruguay	3.6%
Development Bank of South Africa (Government of Angola) Loan Participations and Assignments, Angola	2.9%
Societe des Hydrocarbures du Tchad Loan Participations and Assignments, Chad	2.8%
Government of Mexico Foreign Government & Agency Securities, Mexico	2.7%
Government of El Salvador Foreign Government & Agency Securities, El Salvador	2.7%
Government of Ghana Foreign Government & Agency Securities, Ghana	2.6%
Banque Centrale de Tunisie International Bond Foreign Government & Agency Securities, Tunisia	2.4%
Government of Turkey Foreign Government & Agency Securities, Turkey	2.3%

*May differ from the Consolidated SOI because percentages include the effect of interest receivable balances.

**Includes loan participations and assignments.

As of period-end, the Fund had exposure to 40 emerging markets and two supranationals. The largest single country exposure was to Ukraine (7.2% of total net assets), followed by Argentina (6.1%) and Iraq (5.9%). Securities denominated in G7 currencies constituted 66.2% of total net assets, with 61.5% denominated in the US dollar, 3.6% in the Japanese yen and 1.1% in the euro. At the end of the review period, the Fund’s exposures to the euro and the Japanese yen were fully hedged back into the US dollar. In addition, 32.3% of total net assets were denominated in 18 emerging market currencies, of which the largest currency exposure was to the South African rand, at 3.9% of total net assets. These figures may differ from the currency composition table because they do not include the

Fund’s holdings in currency forward contracts and other hedging instruments.

We thank you for your confidence in Franklin Emerging Market Debt Opportunities Fund and hope to serve your investment needs at the highest level of expectations.

William Ledward Portfolio Manager and Research Analyst of Franklin Templeton Investment Management Limited (FTIML)

Nicholas Hardingham, CFA Portfolio Manager and Research Analyst of FTIML
Stephanie Ouwendijk, CFA Portfolio Manager and Research Analyst of FTIML Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Performance Summary as of July 31, 2018

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 7/31/181

	Cumulative Total Return[2]	Average Annual Total Return[3]

1-Year	+4.04%	+4.04%
5-Year	+23.85%	+4.37%
10-Year	+82.80%	+6.22%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 8 for Performance Summary footnotes.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $50,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

8/1/08–7/31/18

See page 8 for Performance Summary footnotes.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Distributions (8/1/17–7/31/18)

Net Investment Income	Long-Term Capital Gain	Total
$0.4665	$0.0340	$0.5005

Total Annual Operating Expenses[6]

With Waiver	Without Waiver
1.01%	1.10%

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. In addition, interest rate movements will affect the Fund’s share price and yield. Prices of debt securities generally move in the opposite direction of interest rates. Thus, as prices of debt securities in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction, a waiver related to the management fee paid by a Fund subsidiary and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 11/30/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar: The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The ICE BofAML EMCB (100% US$ Hedged) tracks the performance of US dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and Eurobond markets.

5. Source: J.P. Morgan. The JPM GBI-EM Broad Diversified Index tracks local currency bonds issued by emerging markets. Weightings among countries are more evenly distributed within the index than in the global diversified index.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Paid During Period 2/1/18–7/31/18[1,2]	Ending Account Value 7/31/18	Paid During Period 2/1/18–7/31/18[1,2]	Net Annualized Expense Ratio[2]
$1,000	$979.80	$4.91	$1,019.84	$5.01	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN GLOBAL TRUST

Consolidated Financial Highlights

Franklin Emerging Market Debt Opportunities Fund

	Year Ended July 31,
	2018	2017	2016	2015	2014

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.68	$10.76	$10.72	$12.35	$12.06

Income from investment operations[a]:
Net investment income[b]	0.86	0.83	0.89	0.87	0.87
Net realized and unrealized gains (losses)	(0.36)	0.17	(0.26)	(1.53)	0.04

Total from investment operations	0.50	1.00	0.63	(0.66)	0.91

Less distributions from:
Net investment income	(0.47)	—	(0.59)	(0.91)	(0.58)
Net realized gains	(0.03)	(0.08)	—	(0.06)	(0.04)

Total distributions	(0.50)	(0.08)	(0.59)	(0.97)	(0.62)

Net asset value, end of year	$11.68	$11.68	$10.76	$10.72	$12.35

Total return	4.04%	9.40%	6.41%	(5.16)%	7.82%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.09%	1.07%	1.06%	1.05%	1.10%
Expenses net of waiver and payments by affiliates[c]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	7.31%	7.43%	8.70%	7.78%	7.29%

Supplemental data
Net assets, end of year (000’s)	$518,344	$514,406	$552,835	$713,575	$630,597
Portfolio turnover rate	33.70%	29.45%	21.61%	17.56%	29.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST

Consolidated Statement of Investments, July 31, 2018

Franklin Emerging Market Debt Opportunities Fund

	Country/ Organization	Warrants			Value
Warrants 2.2%
[a,b] Central Bank of Nigeria, Reg S, wts., 11/15/20	Nigeria	64,000			$4,400,000
[b,c,d] Government of Ukraine, Reg S, VRI, GDP Linked Security, 5/31/40	Ukraine	7,700,000			4,884,688
[a] Government of Venezuela, Oil Value Recovery wts., 4/15/20	Venezuela	925,920			1,851,840
[c] Oi SA, wts., 10/21/19	Brazil	22,455			87,350

Total Warrants (Cost $32,048,566)					11,223,878

		Principal Amount	*
Quasi-Sovereign and Corporate Bonds 26.8%
Banks 4.9%
[e] Akbank Turk AS, sub.bond, 144A, 6.797% to 4/27/23, FRN thereafter, 4/27/28	Turkey	5,600,000			4,306,333
[e] Bank of Georgia JSC, senior note, 144A, 11.00%, 6/01/20	Georgia	15,050,000		GEL	6,191,140
[e] Fidelity Bank, senior note, 144A, 10.50%, 10/16/22	Nigeria	6,400,000			6,456,096
[b,f] International Bank of Azerbaijan OJSC, senior note, Reg S, 5.625%, 6/11/19	Azerbaijan	10,500,000			8,610,000
[f,g,h,i] Sphynx Capital Markets PCC (National Investment Bank of Ghana), PTN, Reg S, zero cpn., 2/05/09	Ghana	8,000,000			—

					25,563,569

Building Products 1.6%
[e] St. Marys Cement Inc., senior bond, 144A, 5.75%, 1/28/27	Brazil	2,600,000			2,593,500
[e] Tecnoglass Inc., senior note, 144A, 8.20%, 1/31/22	Colombia	5,500,000			5,802,500

					8,396,000

Commercial Services & Supplies 0.9%
[b] Red de Carreteras de Occidente Sapib de CV, senior secured bond, Reg S, 9.00%, 6/10/28	Mexico	90,000,000		MXN	4,655,104

Construction & Engineering 0.4%
[b] Saderea DAC, senior secured bond, Reg S, 12.50%, 11/30/26	Ghana	2,110,643			2,326,983

Diversified Financial Services 3.6%
[g,h] Astana Finance JSC, secured note, 144A, zero cpn., 12/22/24	Kazakhstan	136,566			1,366
[e,j] Fideicomiso PA Costera, senior secured bond, B, 144A, Index Linked, 6.25%, 1/15/34	Colombia	10,679,816,977		COP	3,824,117
[e] JSC Georgia Capital, senior note, 144A, 6.125%, 3/09/24	Georgia	4,800,000			4,530,816
[e] O1 Properties Finance PLC, senior note, 144A, 8.25%, 9/27/21	Russia	5,400,000			3,595,709
[e] Rio Oil Finance Trust, senior secured bond, 144A, 9.25%, 7/06/24	Brazil	5,992,464			6,473,659

					18,425,667

Diversified Telecommunication Services 2.6%
[b] Empresa de Telecommunicaciones de Bogota SA, senior note, Reg S, 7.00%, 1/17/23	Colombia	27,200,000,000		COP	7,891,340
[e] MTN (Mauritius) Investments Ltd., senior bond, 144A, 4.755%, 11/11/24	South Africa	4,000,000			3,779,240
[k] Oi SA, senior note, PIK, 10.00%, 7/27/25	Brazil	1,594,000			1,801,220

					13,471,800

Food & Staples Retailing 0.4%
[e] JBS Investments GmbH, senior note, 144A, 7.25%, 4/03/24	Brazil	1,900,000			1,904,085

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization	Principal Amount	*		Value
Quasi-Sovereign and Corporate Bonds (continued)
Food Products 1.0%
[e] MHP Lux SA, senior note, 144A, 6.95%, 4/03/26	Ukraine	5,400,000			$5,197,680

Industrial Conglomerates 0.8%
[e] Yasar Holdings SA, senior note, 144A, 8.875%, 5/06/20	Turkey	4,400,000			3,963,124

Metals & Mining 1.0%
[e] Ferrexpo Finance PLC, senior note, 144A, 10.375%, 4/07/19	Ukraine	1,000,000			1,031,465
[e] Petra Diamonds U.S. Treasury PLC, secured note, second lien, 144A, 7.25%, 5/01/22	South Africa	4,500,000			4,308,750

					5,340,215

Multiline Retail 0.0%†
[g,h,k] K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	4,299,065			5,360
[h,k] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	831,443			81,448

					86,808

Municipal Bonds 4.1%
[b] Bogota Distrito Capital, senior bond, Reg S, 9.75%, 7/26/28	Colombia	15,531,000,000		COP	5,844,879
Province of Salta Argentina,
[e] senior secured note, 144A, 9.50%, 3/16/22	Argentina	1,986,300			1,956,505
[b] senior secured note, Reg S, 9.50%, 3/16/22	Argentina	1,948,340			1,919,115
[e] Provincia de Neuquen Argentina, senior secured bond, 144A, 8.625%, 5/12/28	Argentina	9,000,000			8,342,865
[e] Provincia de Tierra Del Fuego Argentina, senior secured bond, 144A, 8.95%, 4/17/27	Argentina	3,700,000			3,452,581

					21,515,945

Oil, Gas & Consumable Fuels 2.4%
[e] Georgian Oil and Gas Corp. JSC, senior note, 144A, 6.75%, 4/26/21	Georgia	6,000,000			6,072,960
[e] Petroleum Co. of Trinidad and Tobago Ltd., senior bond, 144A, 6.00%, 5/08/22	Trinidad and Tobago	2,700,000			2,573,721
[e] Tullow Oil PLC, senior note, 144A, 7.00%, 3/01/25	Ghana	3,800,000			3,715,412

					12,362,093

Real Estate Management & Development 0.2%
[b] CIFI Holdings Group Co. Ltd., senior note, Reg S, 6.875%, 4/23/21	China	1,200,000			1,190,286

Road & Rail 0.9%
[e] Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	4,000,000			4,476,040

Textiles, Apparel & Luxury Goods 1.0%
[e] Golden Legacy PT Ltd., senior note, 144A, 8.25%, 6/07/21	Indonesia	5,000,000			5,180,150

Transportation Infrastructure 1.0%
[e] Mexico City Airport Trust, secured bond, 144A, 5.50%, 7/31/47	Mexico	5,500,000			4,953,850

Total Quasi-Sovereign and Corporate Bonds (Cost $162,507,115)					139,009,399

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization		Principal Amount*		Value
[l] Loan Participations and Assignments 17.9%
[f,h] Credit Suisse First Boston International, (City of Kyiv), secured bond, Reg S, 8.00%, 11/06/15	Ukraine		11,975,000		$10,672,719
[g,h] Deutsche Bank AG (Government of Iraq), 2.571%, 1/01/28	Iraq		790,300,188	JPY	4,619,547
[g,h,m] Development Bank of South Africa Ltd. (Government of Angola), Tranche 2, senior note, FRN, 8.747%, (6-month USD LIBOR + 6.25%), 12/20/23	Angola		8,181,250		7,767,416
Tranche 3B, senior note, FRN, 8.747%, (6-month USD LIBOR + 6.25%), 12/20/23.	Angola		7,700,000		7,310,509
[e] Dilijan Finance BV, (Ardshinbank CJSC), senior note, 144A, 12.00%, 7/29/20	Armenia		6,620,000		7,116,500
[g,h,m] Ethiopian Railway Corp. (Government of Ethiopia), FRN, 5.716%, (6-month USD LIBOR + 3.75%), 8/02/21	Ethiopia		7,233,333		7,170,535
[b] FBN Finance Co. BV, (First Bank of Nigeria Ltd.), sub. note, Reg S, 8.00% to 7/23/19, FRN thereafter, 7/23/21	Nigeria		8,800,000		8,777,472
[a,g,h,k,n] Global Distressed Alpha Fund III LP, PIK, 12.00%, Perpetual	United States		528,352		525,438
[g,h,m] Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	Iraq		235,395,916	JPY	1,601,132
[g,h,m] Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	Iraq		411,957,112	JPY	2,802,078
[f,g,h] NK Debt Corp., 144A, zero cpn., 3/12/20	North Korea		4,250,000	DEM	—
Reg S, zero cpn., 3/12/20	North Korea		2,000,000	CHF	—
Reg S, zero cpn., 3/12/20	North Korea		18,000,000	DEM	—
[e] Oilflow SPV 1 DAC (Kurdistan Regional Government), secured note, 144A, 12.00%, 1/13/22	Iraq		10,500,000		10,929,135
[g,h,m] Societe des Hydrocarbures du Tchad, Tranche B, FRN, 6.834%, (1-month USD LIBOR + 4.50%), 12/31/27	Chad		16,478,377		14,250,021
[e] SSB No. 1 PLC (OJSC State Savings Bank of Ukraine), senior note, 144A, 9.625%, 3/20/25	Ukraine		9,000,000		9,248,085

Total Loan Participations and Assignments (Cost $96,863,981)					92,790,587

Foreign Government and Agency Securities 46.5%
Banque Centrale de Tunisie International Bond, senior bond, 4.30%, 8/02/30	Tunisia		610,000,000	JPY	4,422,214
senior bond, 4.20%, 3/17/31	Tunisia		680,000,000	JPY	5,009,716
[b] senior note, Reg S, 5.75%, 1/30/25	Tunisia		3,000,000		2,756,820
[k] Bonos De La Nacion Argentina En Moneda Dua, senior note, PIK, 28.80%, 6/21/19	Argentina		144,869,635	ARS	5,223,122
senior note, PIK, 28.20%, 2/13/20	Argentina		139,883,747	ARS	5,136,362
[e] Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic		250,000,000	DOP	5,087,008
European Bank for Reconstruction & Development, senior note, 6.85%, 6/21/21	Supranational	[o]	72,100,000,000	IDR	4,899,397
[b] Government of Angola, senior note, Reg S, 9.50%, 11/12/25	Angola		3,700,000		4,212,728
Government of Argentina, senior note, 5.875%, 1/11/28	Argentina		6,200,000		5,211,875
[e] Government of Armenia, senior note, 144A, 7.15%, 3/26/25	Armenia		3,300,000		3,584,361
[e] Government of Belarus International Bond, senior note, 144A, 6.875%, 2/28/23	Belarus		3,000,000		3,148,140
[b,m] Government of Bosnia & Herzegovina, senior bond, B, Reg S, FRN, 0.50%, (6-month EUR LIBOR + 0.813%), 12/20/21	Bosnia and Herzegovina		10,249,750	DEM	5,577,774
[e] Government of Cameroon, senior note, 144A, 9.50%, 11/19/25	Cameroon		8,300,000		8,979,562

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization		Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Government of Egypt,
16.75%, 9/06/19	Egypt		47,500,000		EGP	$2,623,613
18.15%, 6/13/20	Egypt		21,000,000		EGP	1,174,384
16.40%, 9/05/20	Egypt		16,500,000		EGP	897,574
[b] Government of El Salvador, senior bond, Reg S, 7.65%, 6/15/35	El Salvador		13,900,000			13,933,638
[b] Government of Ethiopia, senior note, Reg S, 6.625%, 12/11/24	Ethiopia		3,000,000			3,065,460
[e] Government of Gabon, senior note, 144A, 6.95%, 6/16/25	Gabon		8,700,000			8,263,347
Government of Ghana, 24.75%, 7/19/21	Ghana		17,500,000		GHS	4,213,094
[b] senior bond, Reg S, 8.125%, 1/18/26	Ghana		1,600,000			1,729,112
senior note, 18.25%, 7/25/22	Ghana		35,450,000		GHS	7,542,239
[b] Government of Iraq, Reg S, 5.80%, 1/15/28	Iraq		11,100,000			10,473,627
[e] Government of Jordan, senior bond, 144A, 6.125%, 1/29/26	Jordan		4,400,000			4,385,326
Government of Mexico, senior note, M, 5.00%, 12/11/19	Mexico		2,721,000	[p]	MXN	14,076,998
Government of Russia, 7.00%, 8/16/23	Russia		320,000,000		RUB	5,066,820
Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa		300,000,000		ZAR	19,250,371
[e] Government of Suriname, senior note, 144A, 9.25%, 10/26/26	Suriname		5,250,000			5,145,000
Government of Turkey, 8.50%, 7/10/19	Turkey		63,110,000		TRY	11,728,933
Government of Uganda, 13.75%, 6/13/19	Uganda		10,750,000,000		UGX	2,917,597
[e] Government of Ukraine, senior bond, 144A, 7.375%, 9/25/32	Ukraine		6,500,000			5,910,905
[j] Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay		536,484,623		UYU	18,482,251
[b,f] Government of Venezuela, senior bond, Reg S, 7.65%, 4/21/25	Venezuela		13,500,000			3,664,575
senior bond, Reg S, 9.25%, 5/07/28	Venezuela		5,000,000			1,365,625
Grenada Government International Bond,
[e] senior bond, 144A, 7.00%, 5/12/30	Grenada		6,765,966			6,275,433
[b] senior bond, Reg S, 7.00%, 5/12/30	Grenada		1,331,352			1,234,829
[g] International Finance Corp., senior note, 10.25%, 12/05/18	Supranational	[o]	3,407,800		AZN	1,965,906
Kenya Infrastructure Bond, 11.00%, 9/15/25	Kenya		460,000,000		KES	4,484,680
12.50%, 1/10/33	Kenya		239,800,000		KES	2,505,039
senior note, 12.50%, 5/12/25	Kenya		278,000,000		KES	2,861,256
[e,f] Mozambique International Bond, senior note, 144A, 10.50%, 1/18/23	Mozambique		7,900,000			6,674,809
[e] Peruvian Government International Bond, senior bond, 144A, 6.35%, 8/12/28	Peru		17,700,000		PEN	5,790,627

Total Foreign Government and Agency Securities (Cost $254,158,958)						240,952,147

			Shares
Common Stocks 0.2%
[c,g,h] Astana Finance JSC, GDR, 144A	Kazakhstan		193,625			—
[c] Oi SA, ADR	Brazil		314,342			1,241,651
[c,g,h] K2016470219 South Africa Ltd., A	South Africa		55,882,058			42,357
[c,g,h] K2016470219 South Africa Ltd., B	South Africa		5,561,052			4,215

Total Common Stocks (Cost $4,237,740)						1,288,223

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization		Units		Value
Private Limited Partnership Fund (Cost $4,600,000) 0.0%†
Diversified Financial Services 0.0%†
[a,c,g,h,q] Global Distressed Alpha Fund III LP	United States		4,424,861		$227,836

Total Investments before Short Term Investments (Cost $554,416,360)					485,492,070

			Principal Amount*
Short Term Investments 3.6%

Foreign Government and Agency Securities 1.4%
[r] Egypt Treasury Bill, 2/26/19	Egypt		35,450,000	EGP	1,797,224
[g,m] European Bank for Reconstruction & Development, senior note, FRN, 7.108%, (91 Day KZT T-Bill - 1.30%), 2/21/19	Supranational	[o]	1,800,000,000	KZT	5,178,608

Total Foreign Government and Agency Securities (Cost $7,343,431)					6,975,832

Total Investments before Money Market Funds (Cost $561,759,791)					492,467,902

			Shares
Money Market Funds (Cost $11,538,315) 2.2%
[s,t] Institutional Fiduciary Trust Money Market Portfolio, 1.57%	United States		11,538,315		11,538,315

Total Investments (Cost $573,298,106) 97.2%					504,006,217
Other Assets, less Liabilities 2.8%					14,338,020

Net Assets 100.0%					$518,344,237

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe security is owned by Alternative Strategies (FT) Ltd., a wholly-owned subsidiary of the Fund. See Note 1(f).

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At July 31, 2018, the aggregate value of these securities was $98,514,055, representing 19.0% of net assets.

cNon-income producing.

dThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At July 31, 2018, the aggregate value of these securities was $195,220,536, representing 37.7% of net assets.

fSee Note 7 regarding defaulted securities.

gFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

hSee Note 9 regarding restricted securities.

iRepresents claims that have been filed with a Ghanaian court against National Investments Bank of Ghana.

jPrincipal amount of security is adjusted for inflation. See Note 1(h).

kIncome may be received in additional securities and/or cash.

lSee Note 1(e) regarding loan participations and assignments.

mThe coupon rate shown represents the rate at period end.

nPerpetual security with no stated maturity date.

oA supranational organization is an entity formed by two or more central governments through international treaties.

pPrincipal amount is stated in 100 Mexican Peso Units.

qThe Global Distressed Alpha Fund III LP is a fund focused on the purchase of and the recovery on private distressed commercial, sovereign and sovereign-related debt claims around the world, principally in Africa and Asia.

rThe security was issued on a discount basis with no stated coupon rate.

sSee Note 3(d) regarding investments in affiliated management investment companies.

tThe rate shown is the annualized seven-day effective yield at period end.

At July 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	CITI	Sell	1,300,000	$1,547,169	9/18/18	$ 21,011	$ —
Euro	MSCO	Sell	2,000,000	2,384,458	9/18/18	36,523	—
Euro	RBCCM	Sell	2,000,000	2,383,260	9/18/18	35,325	—
Japanese Yen	CITI	Sell	730,000,000	6,687,186	9/18/18	136,052	—
Japanese Yen	MSCO	Sell	700,000,000	6,410,626	9/18/18	128,716	—
Japanese Yen	RBCCM	Sell	700,000,000	6,410,667	9/18/18	128,757	—

Total Forward Exchange Contracts						$486,384	$ —

Net unrealized appreciation (depreciation)						$486,384

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 33.

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FRANKLIN GLOBAL TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

July 31, 2018

Franklin Emerging Market Debt Opportunities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$561,759,791
Cost - Non-controlled affiliates (Note 3d)	11,538,315

Value - Unaffiliated issuers	$492,467,902
Value - Non-controlled affiliates (Note 3d)	11,538,315
Cash	7,236,264
Restricted cash for OTC derivative contracts (Note 1d)	300,000
Foreign currency, at value (cost $1,292,108)	1,286,827
Receivables:
Capital shares sold	342,055
Interest	6,601,497
Unrealized appreciation on OTC forward exchange contracts	486,384
Other assets	255

Total assets	520,259,499

Liabilities:
Payables:
Investment securities purchased	1,036,270
Capital shares redeemed	67,873
Management fees	299,128
Transfer agent fees	10,363
Deposits from brokers for: OTC derivative contracts	300,000
Deferred tax	24,654
Accrued expenses and other liabilities	176,974

Total liabilities	1,915,262

Net assets, at value	$518,344,237

Net assets consist of:
Paid-in capital	$575,660,046
Undistributed net investment income	12,215,504
Net unrealized appreciation (depreciation)	(68,868,181)
Accumulated net realized gain (loss)	(663,132)

Net assets, at value	$518,344,237

Shares outstanding	44,372,008

Net asset value and maximum offering price per share	$11.68

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FRANKLIN GLOBAL TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended July 31, 2018

Franklin Emerging Market Debt Opportunities Fund

Investment income:
Dividends:
Unaffiliated issuers	$4,704,878
Non-controlled affiliates (Note 3d)	164,905
Interest: (net of foreign taxes)~ Unaffiliated issuers	39,369,459

Total investment income	44,239,242

Expenses:
Management fees (Note 3a)	5,290,678
Transfer agent fees (Note 3c)	112,847
Custodian fees (Note 4)	135,427
Reports to shareholders	12,076
Registration and filing fees	41,375
Professional fees	191,727
Trustees’ fees and expenses	21,202
Other	24,854

Total expenses	5,830,186
Expense reductions (Note 4)	(1,191)
Expenses waived/paid by affiliates (Note 3d and 3e)	(505,457)

Net expenses	5,323,538

Net investment income.	38,915,704

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:# Unaffiliated issuers	(2,866,872)
Foreign currency transactions	(525,268)
Forward exchange contracts	87,145

Net realized gain (loss)	(3,304,995)

Net change in unrealized appreciation (depreciation) on:
Investments: Unaffiliated issuers	(15,027,188)
Translation of other assets and liabilities denominated in foreign currencies.	(37,921)
Forward exchange contracts	740,991
Change in deferred taxes on unrealized appreciation	19,956

Net change in unrealized appreciation (depreciation)	(14,304,162)

Net realized and unrealized gain (loss)	(17,609,157)

Net increase (decrease) in net assets resulting from operations	$21,306,547

~Foreign taxes withheld on interest	$272,756
#Net of foreign taxes	$14,472

18	Annual Report | The accompanying notes are an integral part of these consolidated financial statements. ftinstitutional.com

FRANKLIN GLOBAL TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Emerging Market Debt Opportunities Fund

	Year Ended July 31,

	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$38,915,704	$38,585,339
Net realized gain (loss)	(3,304,995)	(15,437,575)
Net change in unrealized appreciation (depreciation)	(14,304,162)	23,420,308

Net increase (decrease) in net assets resulting from operations.	21,306,547	46,568,072

Distributions to shareholders from:
Net investment income	(20,540,417)	—
Net realized gains	(1,497,051)	(3,393,271)

Total distributions to shareholders	(22,037,468)	(3,393,271)

Capital share transactions (Note 2)	4,669,126	(81,603,355)

Net increase (decrease) in net assets.	3,938,205	(38,428,554)
Net assets:
Beginning of year	514,406,032	552,834,586

End of year	$518,344,237	$514,406,032

Undistributed net investment income included in net assets:
End of year	$12,215,504	$2,759,171

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FRANKLIN GLOBAL TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Cash Flows

for the year ended July 31, 2018

Franklin Emerging Market Debt Opportunities Fund

Cash flow from operating activities:
Dividends, interest and other income received	$39,714,452
Operating expenses paid	(5,310,810)
Purchases of long-term investments	(174,393,761)
Deposits from brokers	300,000
Realized loss on foreign currency transactions	(438,123)
Sales and maturities of long-term investments	166,800,711
Net purchases of short-term investments	(7,658,982)

Cash provided - operating activities	19,013,487

Cash flow from financing activities:
Proceeds from shares sold	174,503,635
Payment of shares redeemed	(191,973,797)
Cash distributions to shareholders	(243,335)

Cash used - financing activities	(17,713,497)

Net increase (decrease) in cash	1,299,990
Cash, restricted cash and foreign currency at beginning of year	7,526,240
Effect of exchange rate changes on foreign currency	(3,139)

Cash, restricted cash and foreign currency at end of year	$8,823,091

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to Net Cash Provided by Operating Activities for the year ended July 31, 2018

Net increase (decrease) in net assets resulting from operating activities	$21,306,547
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Net amortization income	(4,523,756)
Reinvested dividends from non-controlled affiliates	(164,905)
Interest received in the form of securities	(361,996)
Decrease in dividends and interest receivable and other assets	887,863
Increase in deposits from brokers	300,000
Increase in payable to affiliates, accrued expenses, and other liabilities	12,728
Decrease in payable for investments purchased	(2,446,854)
Increase in cost of investments.	(10,300,302)
Increase in unrealized appreciation on investments	14,304,162

Net cash provided by operating activities	$19,013,487

Non cash financing activities - reinvestment of dividends	$21,794,133

20	Annual Report | The accompanying notes are an integral part of these consolidated financial statements. ftinstitutional.com

FRANKLIN GLOBAL TRUST

Notes to Consolidated Financial Statements

Franklin Emerging Market Debt Opportunities Fund

1.  Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Emerging Market Debt Opportunities Fund (Fund) is included in this report.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At July 31, 2018, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.  Restricted Cash

At July 31, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

e.  Loan Participations and Assignments

The Fund may invest in debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or portion of loans from third parties. A loan is often administered by a bank or other financial institution (the Lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees only from the lender selling the loan and only upon receipt of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to credit risk of both the borrower and the lender that is selling the loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

f.  Investments in Alternative Strategies (FT) Ltd. (FT Subsidiary)

The Fund invests in certain financial instruments, warrants or commodities through its investments in the FT Subsidiary. The FT Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At July 31, 2018, the FT Subsidiary’s investments as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated. At July 31, 2018, the net assets of the FT Subsidiary were $7,231,136, representing 1.4% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

g.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of July 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At July 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended July 31,

	2018		2017

	Shares	Amount	Shares	Amount
Shares sold	14,713,920	$174,801,078	7,726,411	$86,256,255
Shares issued in reinvestment of distributions	1,875,571	21,794,133	299,660	3,257,301
Shares redeemed	(16,241,776)	(191,926,085)	(15,380,317)	(171,116,911)

Net increase (decrease)	347,715	$4,669,126	(7,354,246)	$(81,603,355)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund and FT Subsidiary pay an investment management fee to FTIML based on the average daily net assets of each of the Fund and FT Subsidiary as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	In excess of $1 billion

For the year ended July 31, 2018, the gross effective investment management fee rate was 0.994% of the Fund’s average daily net assets.

Management fees paid by the Fund are reduced on assets invested in the FT Subsidiary, in an amount not to exceed the management fees paid by the FT Subsidiary.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

3.  Transactions with Affiliates (continued)

b.  Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund and FT Subsidiary. The fee is paid by FTIML based on each of the Fund’s and FT Subsidiary’s average daily net assets, and is not an additional expense of the Fund or FT Subsidiary.

c.  Transfer Agent Fees

The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, the Fund reimburses Investor Services for out of pocket expenses incurred and shareholder servicing fees paid to third parties.

For the year ended July 31, 2018, the Fund paid transfer agent fees of $112,847, of which $99,773 was retained by Investor Services.

d.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended July 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.57%	11,026,616	176,540,323	(176,028,624)	11,538,315	$11,538,315	$164,905	$ —	$ —

e.  Waiver and Expense Reimbursements

FTIML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

f.  Other Affiliated Transactions

At July 31, 2018, one or more of the funds in Franklin Fund Allocator Series owned 21.3% of the Fund’s outstanding shares.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2018, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

5.  Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At July 31, 2018, the Fund deferred post-October capital losses of $662,328.

The tax character of distributions paid during the years ended July 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from:
Ordinary income	$20,544,380	$1,029,830
Long term capital gain	1,493,088	2,363,441

	$22,037,468	$3,393,271

At July 31, 2018, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$548,543,826

Unrealized appreciation	$41,932,938
Unrealized depreciation	(85,984,163)

Net unrealized appreciation (depreciation)	$(44,051,225)

Distributable earnings:
Undistributed ordinary income	$21,037,722

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions and bond discounts and premiums.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2018, aggregated $171,946,907 and $166,705,530, respectively.

7.  Credit Risk and Defaulted Securities

At July 31, 2018, the Fund had 81.2% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2018, the aggregate value of these securities was $30,987,728, representing 6.0% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At July 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Units		Issuer	Acquisition Date	Cost	Value
193,625		Astana Finance JSC, GDR, 144A	5/22/15	$—	$—
136,566		Astana Finance JSC, secured note, 144A, zero cpn., 12/22/24	5/22/15	—	1,366
11,975,000		Credit Suisse First Boston International, (City of Kyiv), secured bond, Reg S, 8.00%, 11/06/15	5/19/15 - 11/23/15	11,651,303	10,672,719
790,300,188	JPY	Deutsche Bank AG (Government of Iraq), 2.571%, 1/01/28	1/26/17	4,742,286	4,619,547
8,181,250		Development Bank of South Africa Ltd. (Government of Angola), Tranche 2, senior note, FRN, 8.747%, (6-month USD LIBOR + 6.25%), 12/20/23	12/16/13	8,181,250	7,767,416
7,700,000		Development Bank of South Africa Ltd. (Government of Angola), Tranche 3B, senior note, FRN, 8.747%, (6-month USD LIBOR + 6.25%), 12/20/23	6/06/14	7,700,000	7,310,509
7,233,333		Ethiopian Railway Corp. (Government of Ethiopia), FRN, 5.716%, (6-month USD LIBOR + 3.75%), 8/02/21	8/04/14 - 1/15/16	6,993,342	7,170,535
4,424,861		Global Distressed Alpha Fund III LP	10/11/12 -1/22/16	4,600,000	227,836
528,352		Global Distressed Alpha Fund III LP, PIK, 12.00%, Perpetual	12/28/16 - 6/30/18	528,350	525,438
235,395,916	JPY	Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	10/16/07 -1/06/11	1,437,793	1,601,132
55,882,058		K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	429,250	42,357
5,561,052		K2016470219 South Africa Ltd., B	2/01/17	4,129	4,215
4,299,065		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/08/13 - 7/05/18	6,968,731	5,360
831,443		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 7/05/18	728,954	81,448
411,957,112	JPY	Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	7/19/07 - 1/06/11	2,416,463	2,802,078
4,250,000	DEM	NK Debt Corp., 144A, zero cpn., 3/12/20	6/19/07 -10/14/08	723,263	—
2,000,000	CHF	NK Debt Corp., Reg S, zero cpn., 3/12/20	6/17/11	388,830	—
18,000,000	DEM	NK Debt Corp., Reg S, zero cpn., 3/12/20	1/25/11 - 6/06/11	2,023,663	—
16,478,377		Societe des Hydrocarbures du Tchad, Tranche B, FRN, 6.834%, (1-month USD LIBOR + 4.50%), 12/31/27	1/01/18	16,478,377	14,250,021
8,000,000		Sphynx Capital Markets PCC (National Investment Bank of Ghana), PTN, Reg S, zero cpn., 2/05/09	10/12/09 - 10/13/11	3,100,000	—

		Total Restricted Securities (Value is 11.0% of Net Assets)		$79,095,984	$57,081,977

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page 33.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

10.  Other Derivative Information

At July 31, 2018, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$486,384		Unrealized depreciation on OTC forward exchange contracts	$—

Value recovery instruments	Investments in securities, at value	4,884,688	[a]

Totals		$5,371,072			$—

aVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$87,145	Forward exchange contracts	$740,991
Value recovery instruments	Investments	—	Investments	1,485,138	[a]

Totals		$87,145		$2,226,129

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended July 31, 2018, the average month end contract value for forward exchange contracts and average month end fair value of VRI were $28,210,520 and $4,722,080, respectively.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 33.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended July 31, 2018, the Fund did not use the Global Credit Facility.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Warrants	$—	$11,223,878	$—		$11,223,878
Quasi-Sovereign and Corporate Bonds	—	139,002,673	6,726	[b]	139,009,399
Loan Participations and Assignments	—	46,743,911	46,046,676	[b]	92,790,587
Foreign Government and Agency Securities	—	238,986,241	1,965,906		240,952,147
Common Stocks	1,241,651	—	46,572	[b]	1,288,223
Private Limited Partnership Fund	—	—	227,836		227,836
Short Term Investments	11,538,315	1,797,224	5,178,608		18,514,147

Total Investments in Securities	$12,779,966	$437,753,927	$53,472,324		$504,006,217

Other Financial Instruments:
Forward Exchange Contracts	$—	$486,384	$—		$486,384

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes securities determined to have no value at July 31, 2018.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At July 31, 2018, the reconciliation of assets, is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfers Into Level 3[a]	Transfers out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:
Investments in Securities:
Quasi-Sovereign and Corporate
Bonds	$1,366	[c]	$—	$—	$5,360	$—	$—	$—	$—	$6,726	[c]	$—
Loan Participations and Assignments	52,189,889	[c]	—	(6,308,169)	—	—	1,039,219	406,920	(1,281,183)	46,046,676	[c]	(1,031,450)
Foreign Government and Agency Securities	1,991,020		—	—	—	—	—	—	(25,114)	1,965,906		(25,114)
Commom Stocks	46,615	[c]	—	—	—	—	—	—	(43)	46,572	[c]	(43)
Private Limited Partnership Fund	313,302		—	—	—	—	—	—	(85,466)	227,836		(85,466)
Short Term Investments	—		5,536,401	—	—	—	17,191	—	(374,984)	5,178,608		(374,984)

Total Investments in Securities	$54,542,192		$5,536,401	$(6,308,169)	$5,360	$—	$1,056,410	$406,920	$(1,766,790)	$53,472,324		$(1,517,057)

[a]The investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities. May include amounts related to a corporate action.
[b]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
[c]Includes securities determined to have no value.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

12. Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of July 31, 2018, are as follows:

Description	Fair Value at End of Year		Valuation Technique	Unobservable Inputs	Amount/Range			Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Loan Participations and Assignments	$46,046,676		Consensus Pricing	Weighted average of offered quotes	65.0 - 77.2		JPY	Increase	[b]

			Discounted Cash Flow Model	Free Cash Flow	$53.3 (mil	)		Increase	[c]

				Discount rate	7.3% - 12.7%			Decrease	[c]
Short Term Investments	5,178,608		Discounted Cash Flow Model	Free Cash Flow	$33.1 (mil	)		Increase	[c]

				Discount rate	7.0%			Decrease
All Other Investments[d]	2,247,040	[e]
Total	$53,472,324

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cRepresents a significant impact to fair value and net assets.

dIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable. May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

eIncludes securities determined to have no value at July 31, 2018.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
CITI	Citibank N.A.	ARS	Argentine Peso	ADR	American Depositary Receipt
MSCO	Morgan Stanley	AZN	Azerbaijan Manat	FRN	Floating Rate Note
RBCCM	Royal Bank of Canada	CHF	Swiss Franc	GDP	Gross Domestic Product
		COP	Colombian Peso	GDR	Global Depositary Receipt
		DEM	Deutsche Mark	LIBOR	London InterBank Offered Rate
		DOP	Dominican Peso	PIK	Payment-In-Kind
		EGP	Egyptian Pound	PTN	Pass-through Note
		GEL	Georgian Lari	T-Bill	Treasury Bill
		GHS	Ghanaian Cedi	VRI	Value Recovery Instrument
		IDR	Indonesian Rupiah
		JPY	Japanese Yen
		KES	Kenyan Shilling
		KZT	Kazakhstani Tenge
		MXN	Mexican Peso
		PEN	Peruvian Nuevo Sol
		RUB	Russian Ruble
		TRY	Turkish Lira
		UGX	Ugandan Shilling
		USD	United States Dollar
		UYU	Uruguayan Peso
		ZAR	South African Rand

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FRANKLIN GLOBAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Global Trust and Shareholders of Franklin Emerging Market Debt Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin Emerging Market Debt Opportunities Fund (the “Fund”) as of July 31, 2018, the related consolidated statement of operations and consolidated cash flows for the year ended July 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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FRANKLIN GLOBAL TRUST

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $1,493,088 as a long term capital gain dividend for the fiscal year ended July 31, 2018.

At July 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 14, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

$0.0045	$0.7796	$0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In February 2018, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV had not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

At July 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2018 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN GLOBAL TRUST

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Global Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Global Trust and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Global Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson and (ii) the proposals to use a “manager of managers” structure and to approve the amended fundamental investment restriction regarding investments in commodities were approved by shareholders. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal	1. To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	123,597,479	3,571,398

Terrence J. Checki	123,690,572	3,478,306

Mary C. Choksi	123,243,714	3,925,163

Edith E. Holiday	121,178,523	5,990,354

Gregory E. Johnson	123,694,217	3,474,660

Rupert H. Johnson, Jr.	123,621,068	3,547,808

J. Michael Luttig	123,705,401	3,463,476

Larry D. Thompson	123,162,505	4,006,372

John B. Wilson	123,573,690	3,595,187

Total Trust Shares Outstanding*: 162,995,191

* As of the record date.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	21,855,206

Against	14,063

Abstain	15,074

Broker Non-Votes	6,000,110

Total Fund Shares Voted	27,884,451

Total Fund Shares Outstanding*	44,049,604

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	21,791,199

Against	16,569

Abstain	76,573

Broker Non-Votes	6,000,110

Total Fund Shares Voted	27,884,451

Total Fund Shares Outstanding*	44,049,604

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FRANKLIN GLOBAL TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.

(1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

ftinstitutional.com	Annual Report	41

FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN GLOBAL TRUST

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN GLOBAL TRUST

Franklin Emerging Market Debt Opportunities Fund

(Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of Franklin Global Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Templeton Investment Management Limited (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided

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FRANKLIN GLOBAL TRUST

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

SHAREHOLDER INFORMATION

by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets hard currency debt funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Advisor Class, Institutional Class and Class I shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and nine other emerging markets hard currency debt funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were above the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board acknowledged management’s explanation that there are additional complexities and expenses associated with the management of the specialized portfolio and that the Fund compares favorably with those in its peer group that are more actively managed. Further, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management after which the Fund was only 5.9 basis points above the median.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings

44	Annual Report	ftinstitutional.com

FRANKLIN GLOBAL TRUST

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

SHAREHOLDER INFORMATION

and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report

Franklin Emerging Market Debt Opportunities Fund

Investment Manager

Franklin Templeton Investment Management Limited

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Institutional Services

(800) 321-8563

ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	699 A 09/18

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter

July 31, 2018

Franklin Global Listed Infrastructure Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The 12 months ended July 31, 2018, benefited from global economic expansion amid price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. Corporate earnings increased throughout the period, with many companies exceeding their earnings guidance and reporting increased sales and better operating profit margins. However, investor sentiment was dampened by Korean peninsula tensions, worries that central banks could raise interest rates due to strong economic growth, US trade conflict with China and other allies, and concerns about consumer data privacy. In this environment, US stocks, as measured by the Standard & Poor’s® 500 Index, and global developed market stocks, as measured by the MSCI World Index, ended the period with strong returns.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Global Listed Infrastructure Fund’s annual report includes more detail about prevailing conditions and discussions about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Global Trust

This letter reflects our analysis and opinions as of July 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Franklin Global Listed Infrastructure Fund

We are pleased to bring you Franklin Global Listed Infrastructure Fund’s annual report for the fiscal year ended July 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of income and capital appreciation by investing, under normal market conditions, at least 80% of its net assets in infrastructure-related companies globally, as defined in the Fund’s prospectus.

Performance Overview

For the period under review, the Fund’s Class A shares generated a +1.46% cumulative total return. In comparison, the Standard & Poor’s (S&P®) Global Infrastructure Index, which tracks performance of stocks of large infrastructure companies around the world, posted a +0.31% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The US economy grew during the 12-month period under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.3% in July 2017, as reported at the beginning of the 12-month period, to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 1.7% in July 2017, as reported at the beginning of the period, to 2.9% at period-end.2

Portfolio Composition

Based on Total Net Assets as of 7/31/18

The US Federal Reserve (Fed) began reducing its balance sheet in October 2017 as part of its ongoing effort to normalize monetary policy. Furthermore, the Fed raised its target range for the federal funds rate three times during the period, to 1.75%–2.00%. At his congressional testimonies in February and July 2018, the new Fed Chair Jerome Powell indicated the Fed’s intention to gradually raise interest rates. The broad US stock market, as measured by the Standard & Poor’s® 500 Index, rose significantly for the 12-month period.

The global economy expanded during the period amid generally upbeat economic data across regions. In this environment, the MSCI All Country World Index, which measures performance of global developed and emerging

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

franklintempleton.com	Annual Report	3

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

market stocks, reached a new all-time high in January 2018 and generated a +11.55% total return for the 12 months ended July 31, 2018.1 Global markets were aided by price gains in oil and the European Central Bank’s (ECB’s) extension of its monetary easing program. Further supporting global stocks were the passage of the US tax reform bill, encouraging corporate earnings reports and investor optimism about global economic growth.

However, global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union (EU), as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, US trade disputes with its allies and China, and a broad sell-off in information technology stocks in March due to fears of tighter regulation in the sector arising from concerns about consumer data privacy. Near period-end, an overall easing of tensions in the Korean peninsula and a US-EU agreement to try to reduce trade barriers relieved investors. However, the escalating US-China trade dispute hindered global markets.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter but accelerated in the second quarter. In November, the Bank of England raised its key policy rate for the first time in a decade. The eurozone’s quarterly growth held steady in 2017’s fourth quarter but moderated in 2018’s first and second quarters. The ECB kept its benchmark interest rate unchanged during the period. However, at its October 2017 meeting, the ECB extended the time frame for its bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018. In June, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth declined in 2018’s first quarter but expanded in the second quarter as household and business spending grew. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures. China’s annual GDP moderated in 2018’s second quarter after growing at a stable rate in the previous two quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period but took measures to improve

Geographic Composition

Based on Total Net Assets as of 7/31/18

financial liquidity to mitigate the negative effects of the US-China trade dispute and support economic growth.

Investment Strategy

When selecting investments for the Fund’s portfolio, we use a bottom-up stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and infrastructure market fundamentals with top-down macro overlays to provide country/regional, infrastructure sector and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. Under normal market conditions, the Fund

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

invests at least 80% of its net assets in securities listed on a domestic or foreign exchange of companies that are located around the world (including emerging markets) and whose principal business is the ownership, management, construction, operation, use or financing of infrastructure assets. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. We may invest up to 20% of net assets in emerging markets and may invest in infrastructure-related companies of any market capitalization size. We may use derivative instruments, including currency forward and futures contracts, from time to time to help manage currency risks and manage local currency exposure.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Manager’s Discussion

During the 12-month period under review, key contributors to the Fund’s performance relative to the S&P Global Infrastructure Index included stock selection in the energy sector,3 with the Fund’s investment in US-based Cheniere Energy Partners Holdings4,5 proving especially beneficial. The company’s only business consists of its majority limited partner interest in Cheniere Energy Partners,6 a US-based company primarily engaged in exporting liquefied natural gas (LNG). Cheniere Energy Partners owns and operates the Sabine Pass LNG terminal in Louisiana. This terminal has five LNG export trains, three of which started operations in 2017, with another scheduled to start in 2018 and one in 2019. All five trains are fully contracted for 20 years on a take-or-pay basis without any change in revenues. As the export trains started producing revenues, the market realized the profit potential of these LNG

Top 10 Holdings

7/31/18

Company Sector/Industry, Country	% of Total Net Assets
Atlantia SpA	6.2%
Highways & Railtracks, Italy
Transurban Group	6.0%
Highways & Railtracks, Australia
TransCanada Corp.	4.8%
Oil & Gas Storage & Transportation, Canada
NextEra Energy Inc.	3.4%
Electric Utilities, U.S.
Pembina Pipeline Corp.	3.2%
Oil & Gas Storage & Transportation, Canada
Aena SME SA	3.2%
Airport Services, Spain
DTE Energy Co.	3.2%
Multi-Utilities, U.S.
Aeroports de Paris SA	3.0%
Airport Services, France
Sempra Energy	2.8%
Multi-Utilities, U.S.
Iberdrola SA	2.7%
Electric Utilities, Spain

export trains, and as a result, Cheniere Energy Partners Holdings was one of the best-performing stocks in our North American portfolio over the period.

Stock selection in the utilities sector also boosted results partly due to an investment in ENN Energy, one of the largest natural gas distributors in China.4,7 We expect natural gas to continue to increase in the mainland energy market by 2020, which may lead to strong annual volume growth for distributors. Over the past 12 months, the gas distribution sector benefited from improved visibility on regulated returns, as well as from the continuation of strong volume growth. ENN’s performance was particularly strong compared to its peers given the firm’s access to imported natural gas from its parent company, ENN Group.6 Furthermore, the company has continued to invest in its integrated energy capabilities, and announcements of project wins in this segment have also supported the share price.

Relative Fund performance was supported further in the industrials sector by an investment in Eiffage, a French toll

3. The energy sector comprises oil and gas storage and transportation in the SOI.

4. Not part of the index.

5. Not held at period-end.

6. Not a fund holding.

7. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

road operator and construction group.4,8 During the period, traffic on its main toll road network, Autoroutes Paris-Rhin-Rhône (APRR), continued to outperform market expectations due to increased consumer confidence and strength in the French economy. Its first-quarter 2018 earnings report also pointed to solid growth in construction, a business in which we have anticipated cyclical upside potential. We believe debt refinancing efforts could support continued earnings momentum, and we expect dividends to grow due to stronger-than-expected cash flow generation. Generally, we continue to see what we consider more attractive relative valuation with companies that offer a mix of infrastructure construction and operation capabilities compared to those that only manage portfolios of operational toll roads.

In contrast, the Fund’s investment in energy company EQT GP Holdings detracted from relative performance over the period.4 EQT owns, operates, acquires, and develops midstream energy assets in the Appalachian Basin. The company’s operations are primarily focused in southwestern Pennsylvania and northern West Virginia, a strategic location in the natural gas shale plays (shale formations containing significant accumulations of natural gas) known as the Marcellus, Upper Devonian, and Utica Shales. As a part of its business that develops gas transmission lines to take gas out of the Marcellus, the company is in the process of building the 300-mile-long Mountain Valley pipeline with a capacity of two billion cubic feet per day. The pipeline will run from southern Virginia to northwestern West Virginia. However, the pipeline has met with some environmental opposition during its construction phase, and the projected launch date has been moved from the fourth quarter of 2018 to the second quarter of 2019. This development caught the market by surprise, and the stock declined. We do believe the pipeline, though delayed, would ultimately be built, and we maintained our position in the stock.

Although the industrials sector8 was an overall contributor at the sector level, the Fund’s underweighted investment in Getlink, operator of the rail infrastructure in the Channel Tunnel that connects the UK with France, weighed on Fund results. Since the 2016 referendum on the UK’s European Union membership (Brexit), Getlink’s share price performance has been increasingly responsive to Brexit-related news flow rather than to underlying fundamental trends. The stock had rebounded over the reporting period as the market began to anticipate a less onerous Brexit, and underlying strength in the French economy was also supportive. We generally saw better traffic trends and more attractive valuations in other European transportation companies, opting to minimize our exposure to Brexit-related volatility. In March 2018, however, European infrastructure peer Atlantia (also a Fund holding) purchased a small percentage in the company from Goldman Sachs at a premium to the then-market price. Shares of Getlink have traded close to this reference price since that date.

Other individual detractors from relative performance included PG&E, a northern and central California regulated utility engaged in the sale and delivery of electricity and natural gas to commercial and residential customers. We liked its business model as it is 100% regulated, and we believed that among all utilities it is one of the least exposed to tax changes from the Trump administration. Moreover, we considered its valuation quite attractive in the beginning of 2017 compared to other utilities based on our bottom-up earnings projection model. However, in October 2017, Northern California was engulfed by a major wild fire, and according to California law, the local utility (PG&E) could be liable for all damages related to it. Estimates for the loss in this fire range between $10 and $15 billion, and PG&E has insurance covering only $700 million. This is the first time that we have seen such massive wildfire liability for a utility in California, and thus, we were not prepared for this type of unexpected natural disaster risk in the portfolio. As a result of the potential liability, the stock suffered a significant decline in October 2017. On December 20, 2017, the company decided to suspend its quarterly dividend pending additional clarity on the wildfire liabilities, pressuring the shares further.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2018, the US dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-US currency exposure.

8. The industrials sector comprises airport services, construction and engineering, electrical components and equipment, highways and railroads, and marine ports and services in the SOI.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Thank you for your continued participation in Franklin Global Listed Infrastructure Fund. We look forward to serving your future investment needs.

Wilson Magee

Ketul Sakhpara, CFA

Emily Foshag, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Performance Summary as of July 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 7/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+1.46%	-4.35%
3-Year	+21.59%	+4.65%
Since Inception (9/6/13)	+50.11%	+7.34%

Advisor
1-Year	+1.62%	+1.62%
3-Year	+22.38%	+6.97%
Since Inception (9/6/13)	+51.99%	+8.92%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/6/13–7/31/18)

Advisor Class (9/6/13–7/31/18)

See page 10 for Performance Summary footnotes.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

PERFORMANCE SUMMARY

Distributions (8/1/17–7/31/18)

Share Class	Net Investment Income
A	$0.2282
C	$0.1289
R	$0.1824
R6	$0.2842
Advisor	$0.2600

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.24%	1.99%
Advisor	0.99%	1.74%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investments in infrastructure-related securities involve special risks, such as high interest costs, high leverage and increased susceptibility to adverse economic or regulatory developments affecting the sector. Special risks are associated with foreign investing, including currency-rate fluctuations, economic instability and political developments. Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Investments in utility company securities, if purchased for dividend yield, involve additional interest-rate risks. When interest rates have risen, the stock prices of these companies have tended to fall. Thus, as the prices of utility company stocks in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. By focusing on an industry or group of industries, the Fund carries much greater risk of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 11/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The S&P Global Infrastructure Index tracks performance of stocks of large infrastructure companies around the world. The index includes companies involved in utilities, energy and transportation infrastructure, such as management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Expenses Paid During Period 2/1/18–7/31/18[1,2]	Ending Account Value 7/31/18	Expenses Paid During Period 2/1/18–7/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$978.70	$6.08	$1,018.65	$6.21	1.24%
C	$1,000	$974.80	$9.74	$1,014.93	$9.94	1.99%
R	$1,000	$977.00	$7.25	$1,017.46	$7.40	1.48%
R6	$1,000	$981.20	$3.98	$1,020.78	$4.06	0.81%
Advisor	$1,000	$979.70	$4.86	$1,019.89	$4.96	0.99%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN GLOBAL TRUST

Financial Highlights

Franklin Global Listed Infrastructure Fund

	Year Ended July 31,
	2018	2017	2016	2015	2014[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.66	$12.35	$11.81	$12.35	$10.00

Income from investment operations[b]:
Net investment income[c]	0.29	0.26	0.22	0.19	0.27
Net realized and unrealized gains (losses)	(0.10)	1.27	0.51	(0.34)	2.20

Total from investment operations	0.19	1.53	0.73	(0.15)	2.47

Less distributions from:
Net investment income	(0.23)	(0.22)	(0.18)	(0.19)	(0.11)
Net realized gains	—	—	(0.01)	(0.20)	(0.01)

Total distributions	(0.23)	(0.22)	(0.19)	(0.39)	(0.12)

Net asset value, end of year	$13.62	$13.66	$12.35	$11.81	$12.35

Total return[d]	1.46%	12.68%	6.35%	(1.08)%	24.81%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.79%	1.99%	2.24%	2.21%	4.03%

Expenses net of waiver and payments by affiliates and expense reduction[f]	1.32%	1.38%	1.40%	1.45%	1.28%

Net investment income	2.12%	2.10%	1.93%	1.62%	2.59%

Supplemental data

Net assets, end of year (000’s)	$52,551	$39,991	$24,889	$28,568	$14,934

Portfolio turnover rate	97.40%	71.81%	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)

	Year Ended July 31,
	2018	2017	2016	2015	2014[a]

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.57	$12.28	$11.74	$12.28	$10.00

Income from investment operations[b]:
Net investment income[c]	0.18	0.17	0.13	0.11	0.22
Net realized and unrealized gains (losses)	(0.09)	1.26	0.51	(0.33)	2.16

Total from investment operations	0.09	1.43	0.64	(0.22)	2.38

Less distributions from:
Net investment income	(0.13)	(0.14)	(0.09)	(0.12)	(0.09)
Net realized gains	—	—	(0.01)	(0.20)	(0.01)

Total distributions	(0.13)	(0.14)	(0.10)	(0.32)	(0.10)

Net asset value, end of year	$13.53	$13.57	$12.28	$11.74	$12.28

Total return[d]	0.65%	11.86%	5.58%	(1.78)%	23.95%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	2.54%	2.74%	2.99%	2.91%	4.85%

Expenses net of waiver and payments by affiliates and expense reduction[f]	2.07%	2.13%	2.15%	2.15%	2.10%

Net investment income	1.37%	1.35%	1.18%	0.92%	1.77%

Supplemental data

Net assets, end of year (000’s)	$9,598	$8,299	$4,515	$4,855	$2,988

Portfolio turnover rate	97.40%	71.81%	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)

	Year Ended July 31,
	2018	2017	2016	2015	2014[a]

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.64	$12.34	$11.80	$12.32	$10.00

Income from investment operations[b]:
Net investment income[c]	0.24	0.24	0.19	0.16	0.25
Net realized and unrealized gains (losses)	(0.09)	1.27	0.51	(0.33)	2.18

Total from investment operations	0.15	1.51	0.70	(0.17)	2.43

Less distributions from:
Net investment income	(0.18)	(0.21)	(0.15)	(0.15)	(0.10)
Net realized gains	—	—	(0.01)	(0.20)	(0.01)

Total distributions	(0.18)	(0.21)	(0.16)	(0.35)	(0.11)

Net asset value, end of year	$13.61	$13.64	$12.34	$11.80	$12.32

Total return[d]	1.12%	12.48%	6.08%	(1.29)%	24.48%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	2.06%	2.19%	2.47%	2.41%	4.35%

Expenses net of waiver and payments by affiliates and expense reduction[f]	1.59%	1.58%	1.63%	1.65%	1.60%

Net investment income	1.85%	1.90%	1.70%	1.42%	2.27%

Supplemental data

Net assets, end of year (000’s)	$85	$96	$63	$62	$81

Portfolio turnover rate	97.40%	71.81%	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)

	Year Ended July 31,
	2018	2017	2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.70	$12.37	$11.83	$12.36	$10.00

Income from investment operations[b]:
Net investment income[c]	0.38	0.30	0.27	0.23	0.26
Net realized and unrealized gains (losses)	(0.13)	1.30	0.50	(0.33)	2.24

Total from investment operations	0.25	1.60	0.77	(0.10)	2.50

Less distributions from:
Net investment income	(0.28)	(0.27)	(0.22)	(0.23)	(0.13)
Net realized gains	—	—	(0.01)	(0.20)	(0.01)

Total distributions	(0.28)	(0.27)	(0.23)	(0.43)	(0.14)

Net asset value, end of year	$13.67	$13.70	$12.37	$11.83	$12.36

Total return[d]	1.87%	13.27%	6.78%	(0.75)%	25.20%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.39%	2.31%	2.26%	2.17%	5.21%

Expenses net of waiver and payments by affiliates and expense reduction[f]	0.88%	0.94%	1.00%	1.07%	1.03%

Net investment income	2.57%	2.54%	2.33%	2.00%	2.84%

Supplemental data

Net assets, end of year (000’s)	$1,737	$14	$12	$12	$12

Portfolio turnover rate	97.40%	71.81%	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)

	Year Ended July 31,
	2018	2017	2016	2015	2014[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.69	$12.37	$11.83	$12.36	$10.00

Income from investment operations[b]:
Net investment income[c]	0.33	0.32	0.25	0.20	0.29
Net realized and unrealized gains (losses)	(0.11)	1.26	0.51	(0.31)	2.20

Total from investment operations	0.22	1.58	0.76	(0.11)	2.49

Less distributions from:
Net investment income	(0.26)	(0.26)	(0.21)	(0.22)	(0.12)
Net realized gains	—	—	(0.01)	(0.20)	(0.01)

Total distributions	(0.26)	(0.26)	(0.22)	(0.42)	(0.13)

Net asset value, end of year	$13.65	$13.69	$12.37	$11.83	$12.36

Total return[d]	1.62%	13.05%	6.53%	(0.74)%	25.13%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.54%	1.74%	1.99%	1.91%	3.85%

Expenses net of waiver and payments by affiliates and expense reduction[f]	1.07%	1.13%	1.15%	1.15%	1.10%

Net investment income	2.37%	2.35%	2.18%	1.92%	2.77%

Supplemental data

Net assets, end of year (000’s)	$9,250	$5,220	$957	$556	$357

Portfolio turnover rate	97.40%	71.81%	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2018

Franklin Global Listed Infrastructure Fund

	Country	Shares/ Rights/ Units	Value

Common Stocks and Other Equity Interests 99.7%
Airport Services 13.8%
Aena SME SA	Spain	12,763	$2,319,750
Aeroports de Paris SA	France	9,888	2,213,542
Auckland International Airport Ltd.	New Zealand	405,821	1,846,626
Beijing Capital International Airport Co. Ltd.	China	568,000	645,496
Enav SpA	Italy	133,238	686,610
Flughafen Zurich AG	Switzerland	1,797	376,882
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	Mexico	9,600	465,504
Grupo Aeroportuario del Pacifico SAB de CV, ADR	Mexico	8,651	817,952
Japan Airport Terminal Co. Ltd.	Japan	14,800	701,547

			10,073,909

Construction & Engineering 3.7%
Eiffage SA	France	11,401	1,276,389
Sadbhav Engineering Ltd.	India	112,611	450,707
Vinci SA	France	9,883	994,088

			2,721,184

Electric Utilities 16.4%
American Electric Power Co. Inc.	United States	18,770	1,335,298
Enel Chile SA	Chile	5,943,650	629,733
Enel SpA	Italy	279,168	1,557,476
Evergy Inc.	United States	31,278	1,754,383
[a] Iberdrola SA	Spain	254,254	1,977,547
[a] Iberdrola SA, interim line	Spain	2,565	19,950
[a] Iberdrola SA, rts., 8/06/18	Spain	24	5
NextEra Energy Inc.	United States	15,040	2,519,802
Orsted AS	Denmark	6,157	379,829
PG&E Corp.	United States	24,700	1,064,076
Xcel Energy Inc.	United States	17,290	810,209

			12,048,308

Electrical Components & Equipment 0.0%†
[a] Vivint Solar Inc.	United States	6,192	35,294

Gas Utilities 3.8%
Atmos Energy Corp.	United States	4,900	450,163
ENN Energy Holdings Ltd.	China	100,000	1,017,314
Gujarat State Petronet Ltd.	India	282,278	816,405
Infraestructura Energetica Nova SAB de CV	Mexico	100,200	490,513

			2,774,395

Highways & Railtracks 14.2%
Atlantia SpA	Italy	152,566	4,527,053
Atlas Arteria Ltd.	Australia	83,590	406,264
Getlink SE	France	80,201	1,059,506
Transurban Group	Australia	506,685	4,405,552

			10,398,375

Integrated Telecommunication Services 1.5%
Cellnex Telecom SAU	Spain	40,185	1,067,379

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FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS

Franklin Global Listed Infrastructure Fund (continued)

	Country	Shares/ Rights/ Units	Value

Common Stocks and Other Equity Interests (continued)
Marine Ports & Services 1.3%
DP World Ltd.	United Arab Emirates	29,715	$683,445
Global Ports Holding Ltd.	Turkey	13,489	88,150
[b] Global Ports Holding Ltd., 144A	Turkey	23,285	152,167

			923,762

Multi-Utilities 15.9%
CMS Energy Corp.	United States	36,800	1,778,912
Dominion Energy Inc.	United States	27,800	1,993,538
DTE Energy Co.	United States	21,350	2,317,329
National Grid PLC	United Kingdom	177,107	1,891,116
NiSource Inc.	United States	60,400	1,581,272
Sempra Energy	United States	17,760	2,052,878

			11,615,045

Oil & Gas Storage & Transportation 21.9%
[a] Cheniere Energy Inc.	United States	19,450	1,235,075
Enbridge Inc.	Canada	38,944	1,383,159
Energy Transfer Equity LP	United States	69,187	1,259,895
EQT GP Holdings LP	United States	70,573	1,566,015
ONEOK Inc.	United States	14,800	1,042,512
Pembina Pipeline Corp.	Canada	64,529	2,321,615
Targa Resources Corp.	United States	15,820	807,927
TransCanada Corp.	Canada	77,707	3,495,262
The Williams Cos. Inc.	United States	31,700	943,075
Williams Partners LP	United States	44,100	1,985,823

			16,040,358

Water Utilities 7.2%
American Water Works Co. Inc.	United States	19,220	1,696,165
Cia de Saneamento do Parana, units consisting of common stock and preferred stock	Brazil	32,000	379,342
Connecticut Water Service Inc.	United States	11,100	715,062
Guangdong Investment Ltd.	China	336,000	578,757
Pennon Group PLC	United Kingdom	120,867	1,192,369
Severn Trent PLC	United Kingdom	28,998	736,493

			5,298,188

Total Common Stocks and Other Equity Interests (Cost $65,125,053)			72,996,197

		Shares

Short Term Investments (Cost $27,666) 0.0%†

Money Market Funds 0.0%†
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.57%	United States	27,666	27,666

Total Investments (Cost $65,152,719) 99.7%			73,023,863
Other Assets, less Liabilities 0.3%			196,804

Net Assets 100.0%			$73,220,667

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FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS

Franklin Global Listed Infrastructure Fund (continued)

See Abbreviations on page 31.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At July 31, 2018, the value of this security was $152,167, representing 0.2% of net assets.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities

July 31, 2018

Franklin Global Listed Infrastructure Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$65,125,053
Cost - Non-controlled affiliates (Note 3f)	27,666

Value - Unaffiliated issuers	$72,996,197
Value - Non-controlled affiliates (Note 3f)	27,666
Receivables:
Investment securities sold	437,612
Capital shares sold	39,490
Dividends	267,367
Other assets	43

Total assets	73,768,375

Liabilities:
Payables:
Capital shares redeemed	419,871
Management fees	42,251
Distribution fees	19,614
Transfer agent fees	2,665
Professional fees	46,389
Accrued expenses and other liabilities	16,918

Total liabilities	547,708

Net assets, at value	$73,220,667

Net assets consist of:
Paid-in capital	$67,303,010
Undistributed net investment income	434,788
Net unrealized appreciation (depreciation)	7,872,143
Accumulated net realized gain (loss)	(2,389,274)

Net assets, at value	$73,220,667

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FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

July 31, 2018

Franklin Global Listed Infrastructure Fund

Class A:
Net assets, at value	$52,550,985

Shares outstanding	3,857,059

Net asset value per share[a]	$13.62

Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.45

Class C:
Net assets, at value	$9,598,028

Shares outstanding	709,361

Net asset value and maximum offering price per share[a]	$13.53

Class R:
Net assets, at value	$85,216

Shares outstanding	6,261

Net asset value and maximum offering price per share	$13.61

Class R6:
Net assets, at value	$1,736,733

Shares outstanding	127,083

Net asset value and maximum offering price per share	$13.67

Advisor Class:
Net assets, at value	$9,249,705

Shares outstanding	677,449

Net asset value and maximum offering price per share	$13.65

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended July 31, 2018

Franklin Global Listed Infrastructure Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,388,131
Non-controlled affiliates (Note 3f)	9,393

Total investment income	2,397,524

Expenses:
Management fees (Note 3a)	694,905
Distribution fees: (Note 3c)
Class A	125,247
Class C	95,248
Class R	468
Transfer agent fees: (Note 3e)
Class A	119,653
Class C	22,747
Class R	214
Class R6	1,233
Advisor Class	20,287
Custodian fees (Note 4)	11,414
Reports to shareholders	28,095
Registration and filing fees	92,320
Professional fees	64,898
Trustees’ fees and expenses	2,202
Other	11,683

Total expenses	1,290,614
Expense reductions (Note 4)	(236)
Expenses waived/paid by affiliates (Note 3f and 3g)	(326,749)

Net expenses	963,629

Net investment income	1,433,895

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	556,192
Foreign currency transactions	(41,706)

Net realized gain (loss)	514,486

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,385,799)
Translation of other assets and liabilities denominated in foreign currencies	(1,978)
Change in deferred taxes on unrealized appreciation	63,949

Net change in unrealized appreciation (depreciation)	(1,323,828)

Net realized and unrealized gain (loss)	(809,342)

Net increase (decrease) in net assets resulting from operations	$624,553

*Foreign taxes withheld on dividends	$194,650
#Net of foreign taxes	$69,064

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FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Listed Infrastructure Fund

	Year Ended July 31,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$1,433,895	$747,100
Net realized gain (loss)	514,486	(73,447)
Net change in unrealized appreciation (depreciation)	(1,323,828)	5,154,198

Net increase (decrease) in net assets resulting from operations	624,553	5,827,851

Distributions to shareholders from:
Net investment income:
Class A	(804,999)	(504,180)
Class C	(86,434)	(61,544)
Class R	(1,229)	(1,914)
Class R6	(25,039)	(272)
Advisor Class	(146,403)	(43,103)

Total distributions to shareholders	(1,064,104)	(611,013)

Capital share transactions: (Note 2)
Class A	12,877,725	11,321,710
Class C	1,343,368	2,885,515
Class R	(9,991)	19,672
Class R6	1,756,159	—
Advisor Class	4,073,885	3,738,902

Total capital share transactions	20,041,146	17,965,799

Net increase (decrease) in net assets	19,601,595	23,182,637
Net assets:
Beginning of year	53,619,072	30,436,435

End of year	$73,220,667	$53,619,072

Undistributed net investment income included in net assets:
End of year	$434,788	$336,878

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FRANKLIN GLOBAL TRUST

Notes to Financial Statements

Franklin Global Listed Infrastructure Fund

1.  Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Listed Infrastructure Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of July 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Security Transactions, Investment Income, Expenses and Distributions (continued)

accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At July 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended July 31,

	2018		2017[a]

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,901,223	$26,037,978	1,846,908	$22,519,248
Shares issued in reinvestment of distributions	58,708	799,297	37,190	449,990
Shares redeemed	(1,029,794)	(13,959,550)	(972,794)	(11,647,528)

Net increase (decrease)	930,137	$12,877,725	911,304	$11,321,710

Class C Shares:
Shares sold	291,686	$3,949,510	407,842	$4,869,479
Shares issued in reinvestment of distributions	6,336	85,984	5,185	61,357
Shares redeemed	(200,285)	(2,692,126)	(169,244)	(2,045,321)

Net increase (decrease)	97,737	$1,343,368	243,783	$2,885,515

Class R Shares:
Shares sold	131	$1,797	7,598	$91,810
Shares issued in reinvestment of distributions	90	1,229	145	1,746
Shares redeemed	(962)	(13,017)	(5,820)	(73,884)

Net increase (decrease)	(741)	$(9,991)	1,923	$19,672

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

	Year Ended July 31,

	2018		2017[a]

	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	172,071	$2,384,860	—	$—
Shares issued in reinvestment of distributions	1,824	24,755	—	—
Shares redeemed	(47,812)	(653,456)	—	—

Net increase (decrease)	126,083	$1,756,159	—	$—

Advisor Class Shares:
Shares sold	886,769	$12,099,465	394,717	$4,861,041
Shares issued in reinvestment of distributions	10,529	143,158	3,276	40,539
Shares redeemed	(601,113)	(8,168,738)	(94,027)	(1,162,678)

Net increase (decrease)	296,185	$4,073,885	303,966	$3,738,902

aDuring the year, Class R6 did not report any share transactions

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

1.000%	Up to and including $500 million

0.900%	Over $500 million, up to and including $1 billion

0.850%	Over $1 billion, up to and including $1.5 billion

0.800%	Over $1.5 billion, up to and including $6.5 billion

0.780%	Over $6.5 billion, up to and including $11.5 billion

0.760%	Over $11.5 billion, up to and including $16.5 billion

0.740%	Over $16.5 billion, up to and including $19 billion

0.730%	Over $19 billion, up to and including $21.5 billion

0.720%	In excess of $21.5 billion

For the year ended July 31, 2018, the gross effective investment management fee rate was 1.000% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average net assets, and is not an additional expense of the Fund.

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

3.  Transactions with Affiliates (continued)

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$81,683
CDSC retained	$1,770

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2018, the Fund paid transfer agent fees of $164,134, of which $69,312 was retained by Investor Services.

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended July 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.57%	839,543	23,087,153	(23,899,030)	27,666	$27,666	$9,393	$ —	$ —

g.  Waiver and Expense Reimbursements

Effective February 1, 2018, FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.99%, and Class R6 does not exceed 0.82% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to February 1, 2018, expenses for Class A, Class C, Class R and Advisor Class were limited to 1.15% and Class R6 were limited to 0.98%. Prior to December 1, 2017, the expenses for Class R6 were limited to 0.93%.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$808,459
Long term	596,593

Total capital loss carryforwards	$1,405,052

During the year ended July 31, 2018, the Fund utilized $966,419 of capital loss carryforwards.

The tax character of distributions paid during the years ended July 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from ordinary income	$1,064,104	$611,013

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

5.  Income Taxes (continued)

At July 31, 2018, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$66,136,874

Unrealized appreciation	$8,712,174
Unrealized depreciation	(1,825,185)

Net unrealized appreciation (depreciation)	$6,886,989

Distributable earnings:
Undistributed ordinary income	$434,788

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2018, aggregated $87,265,184 and $66,524,087, respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended July 31, 2018, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Electric Utilities	$12,028,353	$19,955	$—	$12,048,308
All Other Equity Investments	60,947,889	—	—	60,947,889
Short Term Investments	27,666	—	—	27,666

Total Investments in Securities	$73,003,908	$19,955	$—	$73,023,863

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stock as well as other equity investments.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

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FRANKLIN GLOBAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Global Trust and Shareholders of Franklin Global Listed Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Global Listed Infrastructure Fund (the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 58.39% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $2,246,237 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended July 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2017, more than 50% of Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on September 14, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0209	$0.1475	$0.1343
Class C	$0.0209	$0.0934	$0.0851
Class R	$0.0209	$0.1051	$0.0960
Class R6	$0.0209	$0.1777	$0.1620
Advisor Class	$0.0209	$0.1703	$0.1554

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In February 2018, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

At July 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2018 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN GLOBAL TRUST

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Global Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Global Trust and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Global Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson and (ii) sufficient votes were not received to pass the proposal to approve the amended fundamental investment restriction regarding investments in commodities. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.    To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	123,597,479	3,571,398
Terrence J. Checki	123,690,572	3,478,306
Mary C. Choksi	123,243,714	3,925,163
Edith E. Holiday	121,178,523	5,990,354
Gregory E. Johnson	123,694,217	3,474,660
Rupert H. Johnson, Jr.	123,621,068	3,547,808
J. Michael Luttig	123,705,401	3,463,476
Larry D. Thompson	123,162,505	4,006,372
John B. Wilson	123,573,690	3,595,187

Total Trust Shares Outstanding*: 162,995,191

* As of the record date.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.    To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	1,822,002
Against	44,966
Abstain	67,419
Broker Non-Votes	960,990
Total Fund Shares Voted	2,895,378
Total Fund Shares Outstanding*	4,065,333

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Shareholder Information

Board Review of Investment Management Agreements

FRANKLIN GLOBAL TRUST

Franklin Global Listed Infrastructure Fund

(Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of Franklin Global Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Templeton Institutional, LLC (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided

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FRANKLIN GLOBAL TRUST

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

SHAREHOLDER INFORMATION

by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional global infrastructure funds. The Board noted that the Fund’s annualized total return for the one-and three-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, further noting that the Fund has been in operation for less than five years.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and eight other global infrastructure funds. The Board noted that the Management Rate for the Fund was equal to the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

SHAREHOLDER INFORMATION

and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund has not yet reached an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Global Listed Infrastructure Fund
Investment Manager
Franklin Templeton Institutional, LLC
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	997 A 09/18

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $195,462 for the fiscal year ended July 31, 2018 and $238,423 for the fiscal year ended July 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $116,000 for the fiscal year ended July 31, 2018 and $16,250 for the fiscal year ended July 31, 2017. The services for which these fees were paid included tax compliance services related to year end, and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $926 for the fiscal year ended July 31, 2018 and $0 for the fiscal year ended July 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4 were $109,225 for the fiscal year ended July 31, 2018 and $258,717 for the fiscal year ended July 31, 2017. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), account maintenance project, training on partnership tax accounting and capital account maintenance, benchmarking services in connection with the ICI TA survey, assets under management certification, and the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)(2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $226,151 for the fiscal year ended July 31, 2018 and $274,967 for the fiscal year ended July 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date September 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date September 27, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date September 27, 2018